                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.
[ ]  Confidential for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                              MEDIA METRIX, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                              [MEDIA METRIX logo]

                               MEDIA METRIX, INC.
                             250 PARK AVENUE SOUTH
                            NEW YORK, NEW YORK 10003

                                                                  April 19, 2000

Dear Stockholder:

     You are cordially invited to attend our Annual Meeting of Stockholders to be held at 10:00 a.m. on Tuesday, May 23, 2000, at The Ney Center at the offices of Young & Rubicam, 285 Madison Avenue, New York, New York 10017.

     At the meeting you will be asked to elect two directors to our Board of Directors and to approve the adoption of our 2000 Employee Stock Purchase Plan and our 2000 Equity Incentive Plan. In addition, we will be pleased to report on the affairs of Media Metrix and a discussion period will be provided for questions and comments of general interest to stockholders.

     We look forward to personally greeting those stockholders who are able to be present at the meeting; however, whether or not you plan to be with us at the meeting, it is important that your shares be represented. Accordingly, you are requested to sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

     Thank you for your cooperation.

                                          Very truly yours,

                                          TOD JOHNSON
                                          Chairman of the Board of Directors
                                          and Chief Executive Officer

 THIS PROXY STATEMENT AND THE ACCOMPANYING PROXY CARD ARE BEING MAILED TO MEDIA
               METRIX STOCKHOLDERS BEGINNING ABOUT APRIL 19, 2000

                              [MEDIA METRIX logo]

                               MEDIA METRIX, INC.
                            ------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                                                              New York, New York
                                                                  April 19, 2000

     Notice is hereby given that the Annual Meeting of Stockholders of Media Metrix, Inc. will be held on Tuesday, May 23, 2000 at 10:00 a.m. at The Ney Center at the offices of Young & Rubicam, 285 Madison Avenue, New York, New York 10017 for the following purposes:

          (1) To elect two Class I directors to serve for the ensuing three years;

          (2) To consider and vote upon a proposal to approve the adoption of our 2000 Employee Stock Purchase Plan;

          (3) To consider and vote upon a proposal to approve the adoption of our 2000 Equity Incentive Plan; and

          (4) To transact such other business as may properly come before the meeting or any adjournment of the meeting.

     Stockholders of record at the close of business on April 4, 2000 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of ten days prior to the meeting during regular business hours at our corporate headquarters at 250 Park Avenue South, New York, New York.

     You are cordially invited to attend the meeting in person. If you are unable to attend the meeting in person please complete and date the enclosed form of proxy and return it promptly in the envelope provided. No postage is required if mailed in the United States. If you attend the meeting you may revoke your proxy and vote your shares in person.

                                          GAIL A. BALCERZAK
                                          Secretary

                               MEDIA METRIX, INC.
                             250 PARK AVENUE SOUTH
                            NEW YORK, NEW YORK 10003
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     This proxy statement contains information related to the Annual Meeting of Stockholders of Media Metrix, Inc. to be held on Tuesday, May 23, 2000, beginning at 10:00 a.m., at The Ney Center at the offices of Young & Rubicam, 285 Madison Avenue, New York, New York 10017, and at any postponements or adjournments thereof.

                               ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE MEETING?

     At Media Metrix' Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of Class I directors, approval of the 2000 Employee Stock Purchase Plan and approval of the 2000 Equity Incentive Plan. In addition, the management of Media Metrix will report on the performance of Media Metrix during fiscal 1999 and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE AT THE MEETING?

     Only stockholders of record at the close of business on the record date, April 4, 2000, are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting.

WHAT ARE THE VOTING RIGHTS OF MEDIA METRIX STOCKHOLDERS?

     Each outstanding share of Media Metrix common stock will be entitled to one vote on each matter to be voted upon at the meeting.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 19,812,466 shares of our common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

     If you complete and properly sign the accompanying proxy card and return it to Media Metrix, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of Media Metrix either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in the proxy statement. In summary, the Board recommends a vote:

     - for election of the nominated Class I directors (see page 5);

     - for approval of the 2000 Employee Stock Purchase Plan (see page 19); and

     - for approval of the 2000 Equity Incentive Plan (see page 21).

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     ELECTION OF DIRECTORS. The affirmative vote of a plurality of votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHELD" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether or not there is a quorum present.

     OTHER ITEMS. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, any abstention will have the effect of a negative vote.

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

WHO ARE THE LARGEST OWNERS OF MEDIA METRIX COMMON STOCK?

     As of March 31, 2000 and except as set forth below, Media Metrix does not know of any single person or group that is the beneficial owner of more than 5% of our common stock.

                                                            AMOUNT AND NATURE OF     PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                        BENEFICIAL OWNERSHIP    COMMON STOCK(1)
------------------------------------                        --------------------    ---------------
The NPD Group, Inc.
  900 West Shore Road
  Port Washington, NY 11050(2)............................       4,122,759               20.8%

Gilder Gagnon Howe & Co. LLC
  1775 Broadway
  New York, NY 10019(3)...................................       2,013,290               10.2%

Greylock IX Limited Partnership
  One Federal Street
  Boston, MA 02110(4).....................................       1,242,529                6.3%

---------------
(1) Based on the number of shares outstanding at March 31, 2000.

(2) Consists of 4,122,759 shares of common stock owned by The NPD Group, Inc., of which Tod Johnson is the principal shareholder and chief executive officer. Of the 4,122,759 shares of our common stock owned by NPD, 384,038 shares of our common stock are required to be sold to certain present or former employees or advisors of NPD upon the exercise of options granted on such shares pursuant to an NPD benefit plan.

(3) Gilder Gagnon Howe & Co. LLC may be deemed to beneficially own 2,013,290 shares of our common stock which are held of record by clients of Gilder Gagnon Howe & Co. LLC. Gilder Gagnon Howe & Co. LLC has sole voting power with respect to 16,750 shares and shared dispositive power with respect to 2,013,290 shares. Gilder Gagnon Howe & Co. LLC does not have shared voting power or sole dispositive power with respect to any of the shares. Information with respect to Gilder Gagnon Howe & Co. LLC has been derived from their Schedule 13G/A dated February 14, 2000 as filed with the Securities and Exchange Commission.

(4) Greylock IX Limited Partnership may be deemed to beneficially own 1,242,529 shares of our common stock. Greylock IX Limited Partnership has sole voting and sole dispositive power with respect to 1,242,529 shares. William Helman, a director of the Company, is the co-managing general partner of Greylock
    IX. Information with respect to Greylock has been derived from their
    Schedule 13G dated February 14, 2000 as filed with the Securities and Exchange Commission.

HOW MUCH STOCK DO THE DIRECTORS AND EXECUTIVE OFFICERS OF MEDIA METRIX OWN?

                                                                                               PERCENTAGE OF
                                                AGGREGATE NUMBER OF       ACQUIRABLE WITHIN       COMMON
NAME                                         SHARES BENEFICIALLY OWNED       60 DAYS(1)          STOCK(2)
----                                         -------------------------    -----------------    -------------
Tod Johnson(3).............................          4,122,759                      --             20.8%
Mary Ann Packo.............................             84,834                  82,305                *
Steve Coffey...............................             84,305                  82,305                *
Thomas A. Lynch............................             68,127                  65,692                *
Douglas McFarland..........................             16,154                  12,154                *
Jeffrey C. Levy(4).........................            273,201                      --              1.4%
Michael Brooks(5)..........................            141,194                      --                *
William Helman(6)..........................          1,242,529                      --              6.3%
Stig Kry...................................             13,938                   9,938                *
James Mortensen............................             13,938                  10,938                *
All directors and executive officers as a
  group (12 persons).......................          6,352,301                 263,332             31.7%

---------------
 *  Represents less than 1% of our outstanding common stock

(1) Reflects the number of shares that could be purchased by exercise of options available at March 31, 2000 or within 60 days thereafter under the Media Metrix stock option plans.

(2) Based on the number of shares outstanding at March 31, 2000.

(3) Consists of 4,122,759 shares of common stock owned by The NPD Group, Inc., of which Mr. Johnson is the principal shareholder and chief executive officer. Of the 4,122,759 shares of our common stock owned by The NPD Group, 384,038 shares of our common stock are required to be sold to certain present or former employees or advisors of NPD upon the exercise of options granted on such shares pursuant to an NPD benefit plan.

(4) Consists of 70,000 shares of common stock owned by Mr. Levy and 203,201 shares of common stock owned by the Farm Neck Partners, L.P., a family limited partnership with which Mr. Levy is affiliated. Mr. Levy may be deemed the beneficial owner of the shares held by Farm Neck Partners, L.P. Mr. Levy disclaims beneficial ownership of the shares held by Farm Neck Partners, L.P.

(5) Consists of 133,417 shares owned by Whitney Equity Partners, L.P. Mr. Brooks is a member of J.H. Whitney Equity Partners, LLC, the general partner of Whitney Equity Partners, L.P. Mr. Brooks may be deemed to share voting and dispositive power with respect to such shares. Also consists of 7,777 shares owned by J.H. Whitney & Co. of which Mr. Brooks is a general partner. Mr. Brooks is a managing member of Whitney General Partner, L.L.C. which is also a general partner of J.H. Whitney & Co. Mr. Brooks may be deemed to share voting and dispositive power with respect to such shares.

(6) Consists of 1,242,529 shares owned by Greylock IX Limited Partnership. Mr. Helman is a co-managing general partner of Greylock IX. Mr. Helman may be deemed to share voting and dispositive power with respect to such shares.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

DIRECTORS STANDING FOR ELECTION

     The Board of Directors is currently divided into three classes, having three-year terms that expire in successive years.
     The current term of office of directors in Class I expires at the 2000 Annual Meeting. The Board of Directors proposes that the nominees described below be elected as Class I directors for a term of three years or until their successors are duly elected and qualified.
     Each of the nominees has consented to serve a three-year term. If any of them become unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

     The directors standing for election are:

                        CLASS I DIRECTORS (OR NOMINEES)

                                      YEAR FIRST                    PRINCIPAL OCCUPATION
DIRECTOR                      AGE   BECAME DIRECTOR              DURING THE PAST FIVE YEARS
--------                      ---   ---------------              --------------------------
James Mortensen.............  75         1997         Mr. Mortensen has been a director since March
                                                      1997. Mr. Mortensen has been a private
                                                      consultant since 1982. He was employed by Young
                                                      & Rubicam Inc. from 1957 to 1982 where he held
                                                      various positions, including Chief Financial
                                                      Officer, Vice Chairman and Chair of the
                                                      Executive Committee. Mr. Mortensen is a member
                                                      of NPD's Board of Advisors. Mr. Mortensen
                                                      attended Denver University.
Randy Pausch................  39           --         Mr. Pausch is a nominee for the position of
                                                      director. He has been a Professor of Computer
                                                      Science, Human-Computer Interaction, and Design
                                                      at Carnegie Mellon University since 1997, and
                                                      the co-director of Carnegie Mellon University's
                                                      Entertainment Technology Center since 1998. From
                                                      1995 to 1997, Mr. Pausch was on sabbatical with
                                                      the Walt Disney Imagineering Virtual Reality
                                                      Studio, where he consulted on interactive theme
                                                      park attractions. Mr. Pausch has also been a
                                                      consultant to Xerox Palo Alto Research Center
                                                      since 1989. Mr. Pausch received a B.S. in
                                                      Computer Science from Brown University and a
                                                      Ph.D. in Computer Science from Carnegie Mellon
                                                      University.

VOTE REQUIRED

     The two nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote, a quorum being present, shall be elected as our directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instruction to the contrary. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action.

THE BOARD OF DIRECTORS DEEMS "PROPOSAL NO. 1 -- ELECTION OF DIRECTORS" TO BE IN
  OUR BEST INTEREST AND THE BEST INTEREST OF OUR STOCKHOLDERS AND RECOMMENDS A
                              VOTE "FOR" APPROVAL.

DIRECTORS CONTINUING IN OFFICE

                               CLASS II DIRECTORS

     The following Class II Directors were elected for terms expiring in 2001:

                                      YEAR FIRST                    PRINCIPAL OCCUPATION
DIRECTOR                      AGE   BECAME DIRECTOR              DURING THE PAST FIVE YEARS
--------                      ---   ---------------              --------------------------
Michael C. Brooks...........  55         1998         Mr. Brooks was a director of RelevantKnowledge
                                                      prior to its merger with us. He has been a
                                                      general partner of J.H. Whitney & Co., a venture
                                                      capital fund and one of our stockholders, since
                                                      1984. He is also a director of SunGard Data
                                                      Systems, Inc., Niku Corporation, US
                                                      Internetworking, Inc., VitaminShoppe.com and
                                                      several other private companies. Mr. Brooks
                                                      holds a B.A. from Yale College and an M.B.A.
                                                      from Harvard Business School.
Stig Kry....................  70         1997         Mr. Kry has been employed by Kurt Salmon
                                                      Associates, Inc., a management consulting firm,
                                                      since 1958, holding various positions, including
                                                      Chief Executive from 1975 to 1987 and his
                                                      current position as Chairman Emeritus since
                                                      1993. He is a director of Guilford Mills, Inc.
                                                      and Osh Kosh B'Gosh, Inc. as well as several
                                                      private companies. Mr. Kry is a member of NPD's
                                                      Board of Advisors. Mr. Kry holds a degree in
                                                      textile engineering from NKI, Skolan, Stockholm,
                                                      Sweden.

                              CLASS III DIRECTORS

     The following Class III Directors were elected for terms expiring in 2002:

                                      YEAR FIRST                    PRINCIPAL OCCUPATION
DIRECTOR                      AGE   BECAME DIRECTOR              DURING THE PAST FIVE YEARS
--------                      ---   ---------------              --------------------------
Tod Johnson.................  55         1997         Mr. Johnson has been our Chairman of the Board
                                                      and Chief Executive Officer since March 1997 and
                                                      has been involved in managing our business since
                                                      our inception as a division of NPD and then as
                                                      PC Meter. He is the principal shareholder of NPD
                                                      and has served as the Chairman and Chief
                                                      Executive Officer of NPD since 1971. He has also
                                                      served as Chairman of the Advertising Research
                                                      Foundation and was the Founding Co-Chairman of
                                                      the Council for Marketing and Opinion Research.
                                                      Mr. Johnson earned a B.S. and an M.S. from
                                                      Carnegie Mellon University.
William W. Helman...........  41         1997         Mr. Helman has been a director since April 1997.
                                                      He has been a general partner of Greylock IX
                                                      Limited Partnership, a venture capital fund and
                                                      one of our stockholders, since 1997 and
                                                      associated with Greylock since 1984. He is also
                                                      a director of various privately held companies.
                                                      Mr. Helman holds an A.B. from Dartmouth College
                                                      and an M.B.A. from Harvard Business School.

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

     The Board of Directors has established a Compensation Committee and an Audit Committee.

     The Compensation Committee recommends to the Board the compensation for our executives and administers our equity and benefit plans. The Compensation Committee is currently composed of Messrs. Helman, Levy and Mortensen. During 1999, the Compensation Committee met one time.

     The Audit Committee recommends to the Board the appointment of our independent auditors. The Audit Committee also discusses and reviews, with our independent auditors, the scope and results of the annual audit. The Audit Committee is currently composed of Messrs. Brooks, Kry and Mortensen. During 1999, our Audit Committee met twice.

HOW OFTEN DID THE BOARD MEET DURING FISCAL 1999?

     During the fiscal year ended December 31, 1999, our Board of Directors held seven meetings and acted five times by unanimous written consent in lieu of a meeting. Each director attended at least 75% of the meetings of the Board of Directors held when he was a director.

HOW ARE DIRECTORS COMPENSATED?

     During fiscal 1999, we did not have a formal plan to compensate our non-employee directors. If the 2000 Equity Incentive Plan is approved by our stockholders, in general, each non-employee director will receive an option to purchase 15,000 shares of our common stock upon his or her initial election or appointment to the Board of Directors and each non-employee director will receive an option to purchase an additional 15,000 shares of our common stock upon his or her re-election as a director. In addition, if the 2000 Equity Incentive Plan is approved by our stockholders, each non-employee director who was a member of the Board of Directors at January 1, 2000 will receive a one-time grant of an option to purchase 20,000 shares of our common stock on the first trading day following the Annual Meeting. These options will have an exercise price equal to the fair market value of our common stock on the date of grant and will have a term of ten years from the date the option is granted, subject to earlier termination if that person is no longer a director. In general, these options will be vested and immediately exercisable with respect to twenty-five percent of the shares subject thereto upon the date of grant, and will vest and become exercisable as to 1/36th of the remaining shares on a monthly basis thereafter. In general, in the event a director ceases to be a director for any reason, he or she may exercise his or her options, to the extent exercisable at the time he or she ceases to be a director, within six months (or if such termination is due to death or disability, one year) after the date he or she ceases to be a director.

     If the 2000 Equity Incentive Plan is approved by our stockholders, Michael
C. Brooks, William W. Helman, Jeffrey C. Levy, Stig Kry and James Mortensen will each receive an option to purchase 20,000 shares of common stock. If elected, Mr. Pausch will receive an option to purchase 15,000 shares of common stock.

OUR EXECUTIVE OFFICERS

     Our executive officers, and their ages and positions, are:

NAME                                   AGE    POSITION
----                                   ---    --------
Tod Johnson..........................  55     Chairman of the Board, Chief Executive Officer and
                                              Director*
Mary Ann Packo.......................  45     President and Chief Operating Officer
Steve Coffey.........................  44     Executive Vice President
Thomas A. Lynch......................  39     Chief Financial Officer and Treasurer
Douglas McFarland....................  50     Senior Vice President, Sales
Andrew A. Fessel.....................  46     Senior Vice President, Audience Measurement Services
Will Hodgman.........................  40     President and Chief Executive Officer of AdRelevance

---------------
* See biography above.

     MARY ANN PACKO has been our President and Chief Operating Officer since March 1997. She has been involved in managing our business since July 1996. She served as Executive Director of IPSOS-NFO Europe, Paris, from July 1995 to July 1996 and as Vice President of New Ventures with NFO Worldwide from July 1994 to July 1995. Prior to July 1994, Ms. Packo was the President of the Custom Services Division of NPD Canada. Ms. Packo co-founded and was President of National Yellow Pages Monitor and has served on the Board of Directors of the Internet Advertising Bureau. Ms. Packo received her B.S. from Miami University, Oxford, Ohio.

     STEVE COFFEY has been our Executive Vice President since 1997 and has been involved in managing our business since our inception as a division of NPD and then as PC Meter. Mr. Coffey also headed the Advanced Research and Development team at NPD from October 1994 to January 1996, where he founded and launched PC Meter. Mr. Coffey received an M.S. from Columbia Business School.

     THOMAS A. LYNCH has been our Chief Financial Officer since March 1997 and has been involved in managing our business since our inception as a division of NPD and then as PC Meter. He also served as Senior Vice President and Chief Financial Officer of NPD from May 1995 to November 1998. Prior to joining NPD, Mr. Lynch was a partner at KPMG Corporate Finance in Tokyo, Japan, from 1992 to May 1995. Mr. Lynch earned a Bachelors of Commerce degree from University College, Dublin, Ireland and an M.B.A. from the London Business School, England.

     DOUGLAS MCFARLAND has been our Senior Vice President, Sales, since February 1997. From July 1994 until joining us, Mr. McFarland was an Executive Vice President with FreeMark Communications. From February 1992 until July 1994, Mr. McFarland was Senior Vice President of Next Century Media. Prior to that time, he held various positions at Arbitron, including Vice President-Sales and Marketing. Mr. McFarland received his B.A. from Emory and Henry College and an M.A. from Virginia Tech.

     ANDREW A. FESSEL has been our Senior Vice President, Audience Measurement Services, since September 1999. Prior to joining us, Mr. Fessel had been Director of Database and Marketing for Microsoft Corp.'s MSN worldwide Web usage and analysis team since September 1997. Prior to joining Microsoft, Mr. Fessel had been executive in charge of research and marketing development for Dreamworks SKG's studio operation launch team in Universal City, California since 1995. Prior to joining Dreamworks, Mr. Fessel had been Senior Vice President of research and marketing for Fox Broadcasting Company since 1985. Mr. Fessel holds a Bachelor of Fine Arts degree from the New York University Institute of Film & Television and an M.B.A. from New York University.

     WILL HODGMAN has been President of AdRelevance, our wholly-owned subsidiary, since its inception in 1998. Prior to that time, Mr. Hodgman had been General Manager of USWEB/CKS's northwest operation from 1997 to 1998. Prior to that, Mr. Hodgman had been a Senior Vice President of McCann-Erickson from 1994 to 1998. Mr. Hodgman holds a B.A. from Williams College.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Based upon a review of the filings with the Securities and Exchange Commission and written representations from our executive officers and directors and persons who beneficially own more than ten percent of our common stock, we believe that the reporting requirements of Section 16 applicable to our executive officers and directors, and persons who beneficially own more than ten percent of our common stock during fiscal 1999 were complied with on a timely basis, except that a report on Form 4 for one transaction was not timely filed for each of Mary Ann Packo, Steve Coffey, Thomas A. Lynch, Douglas McFarland and Jeffrey C. Levy. These Form 4s were subsequently filed.

                             EXECUTIVE COMPENSATION

     The following table provides information concerning all cash and non-cash compensation awarded to, earned by or paid to our Chief Executive Officer and our next four most highly compensated executive officers for services rendered to us.

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM
                                                          ANNUAL                 COMPENSATION
                                                       COMPENSATION        -------------------------
                                                  ----------------------   SECURITIES
                                                               OTHER       UNDERLYING       ALL
                                                               ANNUAL       OPTIONS/       OTHER
NAME AND PRINCIPAL POSITION     YEAR    SALARY     BONUS    COMPENSATION      SARS      COMPENSATION
---------------------------     ----   --------   -------   ------------   ----------   ------------
Tod Johnson...................  1999         --        --     $180,000(1)        --            --
  Chief Executive Officer and   1998         --        --       62,000(1)        --            --
  Chairman of the Board(1)      1997         --        --       62,000(1)        --            --

Mary Ann Packo................  1999   $175,000   $67,000           --       50,972            --
  President and Chief
     Operating                  1998    157,500    59,000           --       43,716            --
  Officer                       1997    153,000    35,000           --       26,091            --

Steve Coffey..................  1999   $170,000   $55,000           --       50,972            --
  Executive Vice President      1998    145,000    54,500           --       43,716            --
                                1997    130,000    35,000           --       26,091            --

Thomas A. Lynch...............  1999   $165,000   $64,000           --       65,620            --
  Chief Financial Officer       1998         --        --       36,000(1)    39,366            --
  and Treasurer(1)              1997         --        --       36,000(1)     2,175            --

Doug McFarland................  1999   $160,000   $80,000           --       56,972            --
  Senior Vice President, Sales  1998    154,500    42,000           --       30,554            --
                                1997    150,000    30,000           --       36,962            --

---------------
(1) Compensation for Mr. Johnson's services as Chief Executive Officer and Mr. Lynch's services as Chief Financial Officer in 1998 was paid under our management services agreement with NPD. NPD was reimbursed $62,000 for Mr. Johnson's services in each of the years 1997 and 1998. NPD was reimbursed $36,000 for Mr. Lynch's services in each of the years 1997 and 1998. We pay for Mr. Johnson's services pursuant to an amended and restated management services agreement at the rate of $15,000 per month. Mr. Lynch's salary was paid by NPD through December 1998. Mr. Lynch became our employee in 1999.

STOCK OPTIONS

     The following table sets forth certain summary information concerning individual grants of stock options made during the year ended December 31, 1999 to each of our executive officers named in the Summary Compensation Table.

                 OPTIONS GRANTS IN YEAR ENDED DECEMBER 31, 1999

                                             INDIVIDUAL GRANTS                        POTENTIAL REALIZABLE
                         ----------------------------------------------------------     VALUE AT ASSUMED
                         NUMBER OF     % OF TOTAL                                     ANNUAL RATES OF STOCK
                           SHARES       OPTIONS      EXERCISE                          PRICE APPRECIATION
                         UNDERLYING    GRANTED TO     OR BASE                          FOR OPTION TERM(1)
                          OPTIONS     EMPLOYEES IN   PRICE PER       EXPIRATION       ---------------------
                          GRANTED         1999         SHARE            DATE             5%         10%
                         ----------   ------------   ---------   ------------------   --------   ----------
Tod Johnson............        --          --             --             --                 --           --
Mary Ann Packo.........    21,972                     $11.26     February 10, 2009    $155,592   $  394,299
                           29,000         4.9%         45.31     September 17, 2009    826,407    2,094,277
Steve Coffey...........    21,972                      11.26     February 10, 2009     155,592      394,299
                           29,000         4.9          45.31     September 17, 2009    826,407    2,094,277
Thomas A. Lynch........    36,620                      11.26     February 10, 2009     259,319      657,166
                           29,000         6.3          45.31     September 17, 2009    826,407    2,094,277
Douglas McFarland......    21,972                      11.26     February 10, 2009     155,592      394,299
                           35,000         5.4          45.31     September 17, 2009    997,388    2,527,576

---------------
(1) These amounts represent assumed rates of appreciation in the price of our common stock during the terms of the options in accordance with rates specified in applicable federal securities regulations. The 5% and 10% assumed annual rates of compounded stock price appreciation do not represent our estimate or projection of our future common stock prices. Each option listed in the table has a ten-year term. Actual gains, if any, on stock option exercises will depend on the future price of the common stock. There is no representation that the rates of appreciation reflected in this table will be achieved.

     The following table sets forth at December 31, 1999 the number of options and the value of unexercised options held by each of the executive officers named in the Summary Compensation Table:

                       AGGREGATED YEAR-END OPTION VALUES

                                                               NUMBER OF SHARES            VALUE OF UNEXERCISED
                                                            SUBJECT TO UNEXERCISED         IN-THE-MONEY OPTIONS
                                                VALUE         OPTIONS AT YEAR END             AT YEAR END (1)
                             SHARES ACQUIRED   REALIZED   ---------------------------   ---------------------------
NAME                           ON EXERCISE       ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                         ---------------   --------   -----------   -------------   -----------   -------------
Tod Johnson................         --              --          --              --              --             --
Mary Ann Packo.............         --              --      86,812         100,500      $3,070,679     $2,225,727
Steve Coffey...............         --              --      86,812         100,500       3,070,679      2,225,727
Thomas A. Lynch(2).........        435          17,191      56,537          97,319       1,994,783      1,958,374
Douglas McFarland..........         --              --      21,447         103,041         747,762      2,124,265

---------------
(1) The dollar values have been calculated by determining the difference between the fair market value of the securities underlying the options at December 31, 1999 and the exercise prices of the options.

(2) Includes 47,130 shares of our common stock issuable upon the exercise of options granted pursuant to an NPD plan that gives Mr. Lynch an option to purchase shares of Media Metrix common stock held by NPD.

EXISTING STOCK OPTION AND EQUITY INCENTIVE PLANS

     We adopted our 1998 Equity Incentive Plan in November 1998. Under the 1998 Equity Incentive Plan, we may award incentive and non-statutory stock options, stock appreciation rights, restricted stock, performance stock units and other stock units which are valued by reference to the value of our common stock. We also maintain the Media Metrix Stock Option Plan which provides for the award of up to 519,222 shares of our common stock in the form of incentive stock options and non-statutory stock options. The 1998 Equity Incentive Plan and the Media Metrix Stock Option Plan are collectively referred to as the Equity Plans.

     In February 1999, our Board of Directors adopted an amendment to the 1998 Equity Incentive Plan to increase the number of shares of our common stock available for awards under the 1998 Equity Incentive Plan from 732,400 to 1,318,320.

     As of December 31, 1999, options to purchase an aggregate of 1,838,816 shares of our common stock were outstanding under the Equity Plans, and an aggregate of 101,164 shares of our common stock are authorized but have not yet been granted as awards under the Equity Plans. We do not intend to issue any more options under the Media Metrix Stock Option Plan.

     Our officers, employees, non-employee directors and consultants are eligible to participate in the Equity Plans. The Compensation Committee administers the Equity Plans and determines, subject to the provisions of the Equity Plans, who shall receive awards, the types of awards to be made, and the terms and conditions of each award.

     The 1998 Equity Incentive Plan provides that all outstanding awards shall become immediately exercisable on the day prior to the consummation of any merger or consolidation in which we are not the surviving corporation or which results in the acquisition of all or substantially all of our outstanding shares by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of our assets. The number of shares subject to each award under the Equity Plans shall be adjusted upon the occurrence of a stock split or recapitalization of our common stock.

     The Board may amend, modify or terminate any outstanding award under the Equity Plans with the participant's consent, except consent is not required if the Board determines that the action will not materially and adversely affect the participant. The Board may amend, suspend or terminate either of the Equity Plans, or any part of such plans, at any time.

     On June 22, 1999, we filed a registration statement on Form S-8 with the Securities and Exchange Commission pursuant to which we registered 1,970,610 shares of our common stock issued or issuable upon the exercise of options granted under the Media Metrix Stock Option Plan, the 1998 Equity Incentive Plan and other non-plan option grants.

     On November 8, 1999, we filed a registration statement on Form S-8 with the Securities and Exchange Commission pursuant to which we registered up to 246,845 shares of our common stock issued or issuable upon the exercise of options granted under the AdRelevance stock option plan assumed in the AdRelevance merger.

                         COMPENSATION COMMITTEE REPORT

     The Compensation Committee of our Board of Directors advises our Chief Executive Officer and our Board of Directors on compensation matters, determines the compensation of the president, reviews and takes action on the recommendation of the Chief Executive Officer as to the appropriate compensation of other officers and key personnel and approves the grants of bonuses to officers and key personnel. The Compensation Committee is also responsible for the administration of the Media Metrix Stock Option Plan, the 1998 Equity Incentive Plan and will be responsible for the administration of the proposed 2000 Equity Incentive Plan and the 2000 Employee Stock Purchase Plan if such plans are approved by our stockholders at the Annual Meeting.

     This report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

     HOW IS MEDIA METRIX' CHIEF EXECUTIVE OFFICER COMPENSATED? Compensation for Tod Johnson's services as Chief Executive Officer is paid under the terms of a management services agreement between Media Metrix and The NPD Group, Inc., of which Mr. Johnson is also the Chief Executive Officer. The terms of the Management Services Agreement are described under "Certain Relationships and Related Transactions". We also paid NPD $15,000 to cover out-of-pocket expenses incurred by Mr. Johnson on our behalf. Mr. Johnson has declined any bonus or long-term incentive compensation. The Compensation Committee considers the amounts paid to Mr. Johnson for his services to Media Metrix to be reasonable under the circumstances.

     WHAT IS MEDIA METRIX' GENERAL COMPENSATION POLICY FOR EXECUTIVE OFFICERS OTHER THAN THE CHIEF EXECUTIVE OFFICER? The fundamental policy of the Compensation Committee is to provide our executive officers with competitive compensation opportunities based upon their contribution to our development and financial success and their personal performance. It is the Compensation Committee's objective to have a portion of each executive officer's compensation contingent upon our performance as well as upon each executive officer's own level of performance. Therefore, the compensation package for each executive officer is comprised of three different elements: (1) base salary which reflects individual performance and is designed primarily to be competitive with salary levels in the industry; (2) cash bonuses which reflect the achievement of performance objectives and goals; and (3) long-term stock-based incentive awards which strengthen the mutuality of interest between the executive officers and our stockholders.

     FACTORS. The principal factors that the Compensation Committee considered with respect to each executive officer's compensation for fiscal 1999 are summarized below. The Compensation Committee may, however, in its discretion, apply entirely different factors for executive compensation in future years.

     - BASE SALARY. The base salary for each executive officer is determined on the basis of the following factors: experience, personal performance, the salary levels in effect for comparable positions within and without the industry and internal base salary comparability considerations. The weight given to each of these factors differs from individual to individual, as the Compensation Committee believes appropriate. Base salaries are reviewed on an annual basis, with adjustments made in accordance with the factors indicated above.

     - BONUS. Bonus represents the variable component of the executive compensation program that is tied to our performance and individual achievement. Our policy is to base a significant portion of our executive officer's cash compensation on bonus. In determining bonuses, the Compensation Committee considers factors such as relative performance of Media Metrix during the year and the individual's contribution to our performance as well as the degree to which the executive officer met or exceeded certain objectives established for him or her.

     - LONG-TERM INCENTIVE COMPENSATION. Long-term incentives are provided through grants of stock options. The grants are designed to align the interests of each executive officer with those of the stockholders and provide each individual with a significant incentive to manage Media Metrix from the perspective of an owner with an equity stake. Each option grant allows the individual to acquire shares of our common stock at a fixed price per share over a specified period of time up to ten years. Each option generally becomes exercisable in installments over a four-year period, contingent upon the executive officer's continuing employment with Media Metrix. Therefore, the option grant will provide a return to the executive officer only if the executive officer remains employed by Media Metrix during the vesting period, and then only if the market price of the underlying shares appreciates.

       The number of shares subject to each option grant is set at a level intended to create meaningful opportunity for appreciation based on the executive officer's current position with Media Metrix, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry and the individual's personal performance in recent periods. The Compensation Committee also considers the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. However, the Compensation Committee does not adhere to any specific guidelines as to the relative option holdings of our executive officers. Options to acquire an aggregate of 278,536 of our common stock were granted to executive officers in fiscal 1999.

     HOW IS MEDIA METRIX ADDRESSING INTERNAL REVENUE CODE LIMITS ON THE DEDUCTIBILITY OF COMPENSATION? Section 162(m) of the Internal Revenue Code of 1986, as amended, generally denies publicly-held corporations a federal income tax deduction for compensation exceeding $1,000,000 paid to the Chief Executive Officer or any of the four other highest paid executive officers, excluding performance-based compensation. Through December 31, 1999, this provision has not limited our ability to deduct executive compensation, but the Compensation Committee will continue to monitor the potential impact of Section 162(m) on our ability to deduct executive compensation. The proposed 2000 Equity Incentive Plan has been designed, and is intended to be administered, in a manner that will enable Media Metrix to deduct compensation attributable to options and certain other awards thereunder, without regard to such deduction limitation.

     The Compensation Committee believes that its compensation philosophy of paying its executive officers well by means of competitive salaries and cash bonus and long-term incentives, as described in this report, serves the best interest of Media Metrix and its stockholders.

                                          THE COMPENSATION COMMITTEE

                                          JAMES MORTENSEN, Chairman
                                          WILLIAM W. HELMAN
                                          JEFFREY C. LEVY

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Our Compensation Committee consists of William W. Helman, Jeffrey C. Levy and James Mortensen. Prior to the formation of our Compensation Committee in February 1999, matters concerning executive officer compensation were handled by the entire Board of Directors.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of our Board of Directors reviews the financial reporting process, the system of internal control, the audit process and our process for monitoring compliance with laws and regulations. All of our Audit Committee members satisfy the definition of independent director as established in the National Association of Securities Dealers Listing Standards. Our Board of Directors adopted a written charter for our Audit Committee on March 28, 2000 which is attached to this proxy statement as Appendix A.

     Our Audit Committee reviewed our financial statements with our Board of Directors and discussed with Ernst & Young LLP, our independent auditors, the matters required to be discussed by Statement of Auditing Standard No. 61. Our Audit Committee received from Ernst & Young the written disclosures required by Independence Standards Board Standard No. 1 and discussed with them their independence. After reviewing and discussing the financial statements our Audit Committee recommended that they be included in our annual report on Form 10-K.

     This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Media Metrix specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                                          THE AUDIT COMMITTEE

                                          JAMES MORTENSEN, Chairman
                                          STIG KRY
                                          MICHAEL C. BROOKS

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

MANAGEMENT SERVICES AGREEMENT

     We entered into a management services agreement with NPD and Tod Johnson on September 30, 1998. Mr. Johnson is the Chief Executive Officer and principal stockholder of NPD. Services which NPD provides to us, if needed, include:

     - support of the operation and administration of our panel, including recruitment, operation and compensation of the panel;

     - access to panelists in NPD's panels;

     - data capture and editing of data;

     - data base structuring and storage of data;

     - processing of reports and client support;

     - provision of systems support and development as necessary;

     - provision of computer time, storage and printing as reasonably necessary in connection with the provision of the services specified in the preceding items;

     - support in connection with client service and sales;

     - office space and facilities within NPD leased facilities; and

     - the provision of NPD's hardware ownership survey.

     In addition to the specific services outlined above, NPD also agreed to provide administrative and office logistical support, including payroll management. At this time, NPD no longer provides payroll and panel support services.

     The management services agreement may be terminated by either party with 90 days' prior written notice, except that NPD may not terminate the management services agreement prior to March 31, 2002. When the management services agreement is terminated, NPD will provide us with a perpetual, royalty free, non-forfeitable license of all data and documentation in its possession and developed during the performance of the services relating to our business. We have also agreed to provide NPD with a reciprocal license relating to data and documentation which we generate during the performance of the services relating to our business.

     NPD and Mr. Johnson have also agreed that during the term of the management services agreement and for a period of two years after its termination, neither NPD nor Mr. Johnson will enter into the field of audience measurement for digital on-line media and measurement of usage of computer software and personal computers, except for investments in publicly traded companies not to exceed 10% of any company's outstanding capital stock.

     As compensation for the services provided by NPD, we pay NPD on a monthly basis an amount equal to all expenses reasonably incurred by NPD in the performance of its duties under the management services agreement, plus 105% of the sum of (1) the amount of NPD's overhead allocable to us and (2) service charges like computer rent, mail handling and printing and postage. NPD charged us $2.7 million under the management services agreement in 1999, compared to $6.0 million in 1998.

     NPD was reimbursed $62,000 for Mr. Johnson's services in 1998. NPD was reimbursed $36,000 for Mr. Lynch's services in 1998. These amounts represent all compensation to NPD for the services provided to us by Mr. Johnson and Mr. Lynch in 1998. Messrs. Johnson and Lynch provided services to NPD in addition to those related to Media Metrix and were compensated for those services. Compensation paid by NPD to Messrs. Johnson and Lynch exceeded the amounts paid by us to NPD. The amounts charged by NPD for Mr. Johnson and Mr. Lynch's services to Media Metrix were below the amounts provided for under the management services agreement. NPD has waived any additional amounts to which it is entitled under the agreement.

     On May 12, 1999, we amended and restated the management services agreement to provide that NPD will be reimbursed $15,000 per month, or $180,000 per year, for Mr. Johnson's services. We also paid NPD an additional $15,000 in 1999 for out-of-pocket expenses incurred by Mr. Johnson on our behalf. As of January 1, 1999, Mr. Lynch became one of our employees.

  Services Agreement

     We entered into a services agreement with NPD as of September 30, 1998 which replaced a prior services agreement having substantially similar terms. Pursuant to this agreement we granted NPD and its affiliates access to our databases for any business purpose of NPD and its affiliates which is not in direct competition with our business. We also granted NPD a non-exclusive license to use certain computer software owned by us which is used for Internet audience measurement. In addition, we agreed that we will not license our software to anyone else who will use the software to compete with NPD. Under the terms of the services agreement, we receive a monthly fee of $2,500 plus expenses. In 1999, we received an aggregate of $30,000 in fees and no reimbursed expenses. The services agreement is terminable by mutual consent of the parties or on 120 days' prior written notice by either party.

  License Agreement

     We entered into a license agreement dated as of November 5, 1998 with NPD which replaced a prior license agreement having substantially similar terms. NPD granted to us an exclusive, non-transferable, perpetual, worldwide license to use some of its computer software solely in connection with the operation of our metering system. This software enables us to construct our databases from the data we collect from our panelists. We pay NPD licensing fees of $11,000 per month payable quarterly, or $132,000 per year. In 1999, we paid NPD an aggregate of $132,000 in licensing fees. The license is terminable by NPD on our breach of the terms of the agreement like failure to pay the license fees, or bankruptcy.

  Lease Arrangements

     We entered into a sublease agreement dated as of March 1, 2000 with NPD for the sixth floor of 352 Park Avenue South, New York, New York. Under this agreement, NPD will sublease to us the entire sixth floor of 352 Park Avenue South. The sublease shall last for a term of ten years. Under the sublease we will pay to NPD an annual rent of $391,000 for the first five years of the term and $414,000 for the remainder of the term. Our annual rent is equal to the amount paid by NPD under their lease with the owner of 325 Park Avenue South. As consideration for NPD extending its credit to us under their lease, we have proposed to sublease to NPD, at a discount to the current market rent, some of our other leased properties in Manhattan. The terms of this agreement have not yet been finalized.

  Employment Agreements

     We entered into an employment agreement with Jeffrey C. Levy, a director and a Vice Chairman, in connection with our merger with RelevantKnowldge. Under this agreement, which terminated in November 1999, Mr. Levy received an annual base salary of $165,000. Mr. Levy is currently a non-executive Vice Chairman.

     We entered into an amended and restated employment agreement with Will Hodgman, the President of AdRelevance, Inc. on October 8, 1999, in connection with our acquisition of AdRelevance. The agreement provides that Mr. Hodgman will continue to be employed as the President of AdRelevance until October 23, 2001, and will receive an annual base salary of $155,000. He is also entitled to receive an annual bonus of up to thirty percent of his base salary upon the achievement of certain individual and performance objectives.

  Loan To Stockholder

     In connection with the merger with RelevantKnowledge, NPD loaned $100,000 to Jeffrey C. Levy pursuant to a secured promissory note. Mr. Levy repaid the note in May of 1999, following the closing of our initial public offering.

                                OUR PERFORMANCE

     The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

     The graph compares our performance from May 7, 1999, the date that our common stock started trading on the Nasdaq National Market, through December 31, 1999, against the performance of the Russell 2000 Index and our peer group for the same period. The peer group represented in the graph includes the corporations (other than Media Metrix) that are in the Business Services Group and who make up our SIC Code Index, a published index of which our group code is 7389.

                        COMPARE CUMULATIVE TOTAL RETURN
                           AMONG MEDIA METRIX, INC.,
                     RUSSELL 2000 INDEX AND SIC CODE INDEX

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                                                   MEDIA METRIX, INC.        BUSINESS SERVICES, NEC        RUSSELL 2000 INDEX
                                                   ------------------        ----------------------        ------------------
5/07/1999                                                100.00                      100.00                      100.00
12/31/1999                                                78.46                      156.16                      116.56

              PROPOSAL NO. 2 -- APPROVAL OF THE MEDIA METRIX, INC.
                       2000 EMPLOYEE STOCK PURCHASE PLAN

     On January 13, 2000, our Board of Directors unanimously adopted the 2000 Employee Stock Purchase Plan, subject to the approval of our stockholders at the Annual Meeting. The Board of Directors believes that our continued growth and success will depend, in large part, upon our ability to attract and retain highly-qualified employees who, through their efforts and expertise, can make a significant contribution to the success of our business and upon our ability to provide significant incentives for our employees to work for our best interests and for the best interests of our stockholders through ownership of our common stock. We believe that the 2000 Purchase Plan will play an important role in attracting and retaining highly-qualified employees by providing a means through which such employees may purchase our common stock on a discounted basis through payroll deductions.

     The primary features of the 2000 Purchase Plan are summarized below. The full text of the 2000 Purchase Plan is set forth in Appendix B to this proxy statement and the following discussion is qualified in its entirety by reference to the 2000 Purchase Plan.

GENERAL DESCRIPTION OF THE 2000 PURCHASE PLAN

     In general, each employee of Media Metrix or its subsidiaries, including any officer or director who is also an employee, will become eligible to participate in the 2000 Purchase Plan commencing with the first offering period under the 2000 Purchase Plan coincident with or next following his or her completion of six months of employment or, if such individual was hired on or before January 13, 2000, commencing with the first offering period under the 2000 Purchase Plan. Employees who own, directly or indirectly, 5% or more of the voting power or value of Media Metrix' or any of its subsidiary's stock, are not eligible to participate in the 2000 Purchase Plan (determined in accordance with the rules of the Internal Revenue Service). For purposes of the 2000 Purchase Plan, a subsidiary is any corporation at least 50% of the stock of which is owned, directly or indirectly, by Media Metrix.

     Participation in the 2000 Purchase Plan is completely voluntary. Eligible employees who enroll in the 2000 Purchase Plan will be required to designate the portion of their base cash compensation (limited to 10%) to be withheld during each offering period under the 2000 Purchase Plan. It is anticipated that the first offering period under the 2000 Purchase Plan will be the six-month period commencing on July 1, 2000. Unless changed, subsequent six month offering periods will commence on January 1st and July 1st of each year during the term of the 2000 Purchase Plan. An employee's payroll deductions will be adjusted downward or refunded to the extent necessary to ensure that he or she will not purchase during any calendar year shares of our common stock that have an aggregate fair market value in excess of $25,000 (determined in accordance with the rules of the Internal Revenue Service).

     The amount of an employee's payroll deductions under the 2000 Purchase Plan will be credited to a bookkeeping account maintained in the employee's name. At the end of each offering period, the amount credited to a participant's account will be applied to the purchase of shares of our common stock at a price per share equal to the lesser of (i) 85% of the fair market value of our common stock on the first day of the offering period, or (ii) 85% of the fair market value of our common stock on the last business day of the offering period.

     An employee may elect to terminate his or her participation during an offering period. An employee's participation will automatically terminate upon the termination of his or her employment with Media Metrix and its subsidiaries. Upon termination of participation, payroll deductions will cease and the amount credited to the participant's account will be paid in cash to the participant (or the participant's beneficiary). A participant who voluntarily withdraws from the 2000 Purchase Plan during an offering period may re-enroll for any subsequent offering period for which he or she is an eligible employee.

     If the 2000 Purchase Plan is approved by our stockholders, we may sell up to 100,000 shares of our common stock (as adjusted to reflect stock splits and other capital changes) under the 2000 Purchase Plan. The maximum number of shares of our common stock that any participant may purchase during any offering period is 1,000 shares. Such shares may be authorized and unissued or held in our treasury. We may also purchase shares for resale under the 2000 Purchase Plan. The closing price of our common stock on April 11, 2000 was $35.44.

     Unless our Board of Directors determines otherwise, the 2000 Purchase Plan will be administered by the Compensation Committee. Subject to the provisions of the 2000 Purchase Plan, the Compensation Committee, acting in its sole and absolute discretion, will have full power and authority to construe, interpret and apply the terms of the 2000 Purchase Plan.

     Our Board of Directors may amend or terminate the 2000 Purchase Plan at any time. In the case of any amendment increasing the number of shares of common stock which may be sold under the 2000 Purchase Plan, or in the case of other sorts of amendments requiring stockholder approval in accordance with applicable law, the amendment will be subject to the approval of our stockholders.

FEDERAL TAX CONSEQUENCES UNDER THE 2000 PURCHASE PLAN

     The 2000 Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended. Amounts withheld from an employee's pay under the 2000 Purchase Plan will be taxable as ordinary income. No income is realized by an employee upon the purchase of shares of our common stock at the end of an offering period. A participant may, however, realize ordinary income upon a sale or other disposition of shares of common stock acquired under the 2000 Purchase Plan or upon his or her death while owning shares of common stock acquired under the 2000 Purchase Plan.

     In general, if the sale or other distribution of shares occurs more than two years after the beginning of the offering period in which the shares are acquired or if the participant dies while owning such shares, then gain, if any, realized will be treated as ordinary income in an amount up to the lesser of (i) the excess of the fair market value of the shares at the time of such disposition or death over the amount paid for the shares or (ii) the excess of the fair market value of the shares at the beginning of the offering period over the option price at the beginning of the offering period. The balance of the gain, if any, will be treated as long-term capital gain.

     If the sale or other disposition of shares acquired under the 2000 Purchase Plan occurs within such two-year period, then the participant will realize ordinary income equal to the 15% purchase price discount and the amount of the ordinary income will be added to the employee's cost basis for the purpose of determining the capital gain or loss realized on the sale or other disposition. We will be entitled to a deduction equal to the ordinary income realized by an employee who sells or otherwise disposes of shares acquired under the 2000 Purchase Plan within the two year period.

     The 2000 Purchase Plan is not, nor is it intended to be, qualified under
Section 401(a) of the Internal Revenue Code of 1986, as amended.

PLAN BENEFITS

     It is not possible at this time to determine who may elect to participate in the 2000 Purchase Plan since such election will be made by each eligible participant. Tod Johnson is not eligible to participate in the 2000 Purchase Plan.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of our common stock present or represented at the Annual Meeting is required for the adoption of the 2000 Purchase Plan. Broker non-votes with respect to this matter will be treated as neither a vote "for" nor a vote "against" the matter, although they will be counted in determining if a quorum is present. However, abstentions will be considered in determining the number of votes required to attain a majority of the shares present or represented at the meeting and entitled to vote. Accordingly, an abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote "against" the matter because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

         THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 TO BE IN OUR BEST
           INTEREST AND IN THE BEST INTEREST OF OUR STOCKHOLDERS AND
                   RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

              PROPOSAL NO. 3 -- APPROVAL OF THE MEDIA METRIX, INC.
                           2000 EQUITY INCENTIVE PLAN

     On March 28, 2000 our Board of Directors unanimously adopted the 2000 Equity Incentive Plan, subject to the approval of our stockholders at the Annual Meeting. The Board of Directors believes that approval of the 2000 Equity Plan will serve our best interests and the best interests of our stockholders by permitting us to establish a flexible vehicle through which we can offer equity-based compensation incentives to eligible personnel with a view toward promoting our long-term financial success and enhancing stockholder value. The primary features of the 2000 Equity Plan are summarized below. The full text of the 2000 Equity Plan is set forth in Appendix C to this proxy statement and the following discussion is qualified in its entirety by reference to the 2000 Equity Plan.

GENERAL DESCRIPTION OF THE 2000 EQUITY PLAN

     The 2000 Equity Plan authorizes the grant of stock options, stock appreciation rights, restricted stock, performance-based awards and other stock-based awards to any member of our Board of Directors, any of our officers, our affiliates or other employees or any consultant or other independent contractor who performs, or will perform services for us or our affiliates. In addition, each of our non-employee directors will receive automatic grants of stock options under the 2000 Equity Plan.

     Available Shares. Subject to adjustment to reflect stock dividends and other capital changes, the maximum number of shares of our common stock that may be issued, or used for reference purposes, under the 2000 Equity Plan shall not exceed 2,000,000 shares, provided that such maximum number of shares will be automatically increased on the first trading day of each calendar year, beginning with the 2001 calendar year, by an amount equal to the lesser of (i) 4% of the total number of shares of our common stock outstanding on the last trading day of the immediately preceding calendar year or (ii) 1,000,000 shares. In no event, however, may more than 6,000,000 shares of our common stock be issued, or used for reference purposes, under the 2000 Equity Plan during the 2000 Equity Plan's term. Shares subject to awards under the 2000 Equity Plan that are canceled, expired, terminated, forfeited or withheld to pay the exercise price of options or to satisfy tax withholding obligations shall again be available for issuance or reference under the 2000 Equity Plan. Any shares of common stock that are issued, and any awards that are granted through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity shall not be counted against the shares of common stock available for issuance or reference purposes under the 2000 Equity Plan.

     Such shares may be either authorized and unissued or held by us in our treasury. If approved by the our stockholders at the Annual Meeting, the 2000 Equity Plan will be effective as of March 28, 2000 and will, unless terminated earlier by our Board of Directors, terminate on March 28, 2010.

     Subject to adjustment to reflect stock dividends and other capital changes, the maximum number of shares of our common stock with respect to which stock options, stock appreciation rights or other awards may be granted under the 2000 Equity Plan to any employee for any calendar year shall, in each case, be 1,000,000 shares. Not more than $1,000,000 may be paid to any employee under the 2000 Equity Plan with respect to any cash performance-based award (or multiple cash performance-based awards ending with or within the same fiscal year).

     Administration. Unless our Board of Directors determines otherwise, the 2000 Equity Plan will, except with respect to discretionary awards to non-employee directors, be administered by the Compensation Committee. Subject to the provisions of the 2000 Equity Plan, the Compensation Committee will, except with respect to discretionary awards to non-employee directors, have the authority to grant awards under the 2000 Equity Plan, to interpret the provisions of the 2000 Equity Plan, to fix and interpret the provisions of agreements governing awards made under the 2000 Equity Plan, to supervise the administration of the 2000 Equity Plan, and to take such other actions as may be necessary or desirable in order to carry out the provisions of the 2000 Equity Plan. The 2000 Equity Plan will be administered by our Board of Directors with respect to discretionary awards to non-employee directors.

     Discretionary Stock Option Awards. Under the 2000 Equity Plan, the Compensation Committee may grant stock options that are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and stock options which do not qualify as incentive stock options, i.e., non-statutory options. Incentive stock options may only be granted to employees of the Company or its affiliates that qualify as "subsidiaries" (within the meaning of the Internal Revenue Service rules).

     The exercise price for shares covered by an incentive stock option may not be less than 100% of the fair market value of the common stock on the date of grant (or, in the case of a grant to an employee who owns stock possessing more than 10% of the combined voting power of all classes of our stock or any subsidiary, 110% of the fair market value). The exercise price for shares covered by non-statutory options may not be less than 85% of the fair market value of our common stock on the date of grant, provided that the exercise price of a non-statutory option that is intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, may not be less that the fair market value of the common stock on the date of the grant.

     All options will, unless sooner terminated, expire ten years (or, in the case of an incentive stock option granted to a 10% stockholder, five years) from the date of grant. The Compensation Committee has the discretion to determine the vesting and other restrictions on the exercise of an option and/or upon the disposition of stock acquired upon the exercise of an option.

     The 2000 Equity Plan generally provides that, unless the Compensation Committee determines otherwise, following a participant's termination of employment or service: (i) for any reason other than death or disability, the participant will have ninety days to exercise all options that are exercisable on the termination date, (ii) as the result of death, the participant's beneficiary will have one year to exercise all options that are exercisable on the termination date, and (iii) due to disability, the participant will have six months to exercise all options that are exercisable on the termination date, provided that, in all instances, no option may be exercised beyond the expiration of its stated term or subsequent to the termination of a participant's employment or service by us or our affiliates for cause.

     Payment for shares acquired upon the exercise of an option may be made (as determined by the Compensation Committee) in cash and/or such other form of payment as may be permitted by the Compensation Committee from time to time, including, without limitation, previously-owned shares of our common stock, installment payments under the optionee's promissory note, or in accordance with a "cashless" exercise procedure.

     Stock Appreciation Right Awards. The Compensation Committee may award stock appreciation rights which entitle the holder, upon exercise, to receive an amount, in cash or shares of common stock or a combination thereof (as determined by the Compensation Committee) determined with reference to the appreciation, if any, in the fair market value of our common stock during the period beginning on the date the stock appreciation right is granted and ending on the date the stock appreciation right is exercised. Stock appreciation rights may be awarded in conjunction with or independent of any stock option award. Stock appreciation rights granted in conjunction with a stock option award are exercisable only at the same time and to the same extent as the related option is exercisable and may only be exercised when the fair market value of the common stock to which it relates exceeds the option exercise price.

     The 2000 Equity Plan generally provides that, unless otherwise determined by the Compensation Committee, following a participant's termination of employment or service: (i) for any reason other than death or disability, the participant will have ninety days to exercise all then exercisable stock appreciation rights that are exercisable at the termination date, (ii) as the result of death, the participant's beneficiary will have one year to exercise all stock appreciation rights that are exercisable at the termination date, and
(iii) due to disability, the participant will have six months to exercise all stock appreciation rights that are exercisable at the termination date, provided that, in all instances, no stock appreciation right may be exercised beyond the expiration of its stated term or subsequent to the participant's termination for cause.

     Restricted Stock Awards. The Compensation Committee may award shares of restricted stock to all eligible personnel upon such terms and subject to forfeiture as it deems appropriate. Any award of restricted stock must be evidenced by a written restricted stock agreement or similar instrument. The Compensation Committee will determine the purchase price payable for shares of restricted stock awarded under the 2000 Equity Plan in accordance with applicable law and will establish conditions on the grant or vesting of such shares as it deems appropriate including, without limitation, conditions based on continued service or the attainment of performance goals established by the Compensation Committee or, if such restricted stock is intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, performance goals based on the performance criteria described below.

     The holder of restricted stock is entitled to dividends on such shares, may vote such shares and, subject to the satisfaction of applicable vesting conditions, may tender such shares. The Compensation Committee may, however, defer the payment of dividends until, and condition such payment upon, the satisfaction of the applicable vesting conditions.

     Upon a participant's termination of employment or service for any reason (including death or disability) or no reason, the participant will, unless otherwise determined by the Compensation Committee, automatically forfeit all restricted stock which has not yet become fully vested.

     Performance-Based Awards. The 2000 Equity Plan allows the Compensation Committee to condition the exercise, vesting or settlement of an award on the achievement of specified performance goals, including those intended to generate "qualified performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. Any performance goal established in connection with an award under the 2000 Equity Plan must be objective, prescribed in writing by the Compensation Committee before the beginning of the applicable performance period and expressed in a manner that conforms to one or more of the following business criteria: (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, income before income taxes and extraordinary items, net income, earnings before income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing; (ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits;
(iii) the attainment of certain target levels of, or a specified increase in, operational cash flow; (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, our bank debt or other long-term or short-term public or private debt or our other similar financial obligations, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Compensation Committee; (v) the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax return on stockholders' equity; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels in the fair market value of the shares of common stock; and/or (x) growth in the value of an investment in the common stock assuming the reinvestment of dividends.

     At the expiration of the applicable performance period, the Compensation Committee will determine the extent to which the performance goals are attained and the percentage of each performance-based award that has been earned. The Compensation Committee may reduce the amount that would otherwise be payable pursuant to a performance-based award, but may not increase such amount. Following each determination, the Compensation Committee, in its sole discretion, may pay earned performance-based awards in the form of cash or in shares of common stock (or in a combination thereof). Unless otherwise determined by the Compensation Committee, payment of earned performance-based awards shall be made in a single lump sum following the close of the applicable performance period. Any such shares may be granted subject to any restrictions deemed appropriate by the Compensation Committee. Participants may be entitled to receive any dividends declared with respect to shares which have been earned in connection with grants of performance-based awards which have been earned, but not yet distributed.

     Unless otherwise determined by the Compensation Committee, all outstanding performance-based awards expire upon the termination of the participant's employment or service for any reason or no reason.

     Other Stock-Based Awards. Other awards of common stock and awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, common stock may be granted either alone or in addition to or in tandem with options, stock appreciation rights, restricted stock and performance-based awards. The Compensation Committee may also provide for the grant of Common Stock under such awards upon the completion of a specified performance period. Unless otherwise determined by the Compensation Committee at the time of grant, the recipient of a stock-based award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of common stock covered by the award.

     Unless otherwise determined by the Compensation Committee, all stock-based awards that have not yet vested will automatically be forfeited upon the termination of the participant's employment or service for any reason or no reason.

     Non-Employee Director Automatic Stock Option Awards. Under the 2000 Equity Plan, each of our non-employee directors will be automatically granted an option to purchase 15,000 shares of common stock upon his or her commencement of service as a non-employee director. In addition, each of our non-employee directors will automatically be granted an option to purchase 15,000 shares of common stock on the trading day following each Annual Meeting of Stockholders at which he or she is re-elected to the Board of Directors (provided that such director has been serving on the Board of Directors for at least six months). The options will have a ten-year term and an exercise price equal to the fair market value of the common stock on the date of grant. The options granted to non-employee directors will be twenty-five percent vested on the date of grant and, while the director remains in service, will vest as to 1/36th of the remaining shares each month thereafter. In addition, each non-employee director who was a director on January 1, 2000 will receive a one-time option grant to purchase 20,000 shares of common stock on the first trading day following the Annual Meeting. Provisions similar to those described above with regard to discretionary option grants shall apply upon a director's termination of service, except that a non-employee director will have one year to exercise then vested options upon a termination of service due to disability (rather than six months) and will have six months to exercise then vested options following a termination of service for any reason other than death, disability or cause (rather than ninety days).

         STOCK OPTIONS GRANTED OR TO BE GRANTED TO THE CHIEF EXECUTIVE
          OFFICER AND THE FOUR OTHER MOST HIGHLY COMPENSATED EXECUTIVE
       OFFICERS AND THE NON-EXECUTIVE DIRECTORS IF THE MEDIA METRIX 2000
                       EQUITY INCENTIVE PLAN IS APPROVED.

                               NEW PLAN BENEFITS

                           2000 EQUITY INCENTIVE PLAN

                                                               EXERCISE PRICE       NUMBER
NAME AND POSITION                                             PER STOCK OPTION    OF OPTIONS
-----------------                                             ----------------    ----------
Tod Johnson.................................................         --                 --
  Chairman of the Board, Chief Executive Officer and
     Director

Mary Ann Packo..............................................         --                 --
  President and Chief Operating Officer

Steve Coffey................................................         --                 --
  Executive Vice President

Thomas A. Lynch.............................................         --                 --
  Chief Financial Officer and Treasurer

Douglas McFarland...........................................         --                 --
  Senior Vice President, Sales

Executive Group.............................................         --                 --

Non-Executive Director Group................................           (1)         115,000(2)

Non-Executive Officer Employee Group........................         --                 --

---------------
(1) The exercise price of each option shall be equal to the fair market value of the common stock on the first trading day following the Annual Meeting.

(2) Includes an aggregate of 15,000 shares to be granted to Mr. Pauch provided he is elected to the board of directors.

     Change in Control. The 2000 Equity Plan generally provides that, unless the Compensation Committee determines otherwise at the time of grant, all outstanding awards will become immediately vested and, if applicable, exercisable upon or immediately prior to the consummation of any merger or consolidation in which we are not the surviving corporation or which results in the acquisition of all or substantially all of our outstanding shares by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of our assets, provided that, in the case of options or stock appreciation rights, such awards are not assumed or continued in full force. The number of shares available under the 2000 Equity Plan and the number of shares subject to each outstanding award and, if applicable, the exercise price thereof shall be adjusted upon the occurrence of a stock split or recapitalization of our common stock.

FEDERAL INCOME TAX CONSEQUENCES UNDER THE 2000 EQUITY PLAN

     An optionee will not realize taxable income upon the grant of an option. The holder of a non-statutory option will generally recognize ordinary income upon the exercise of the option in an amount equal to the excess of the fair market value of the common stock over the exercise price (i.e., the option spread), and we will generally receive a corresponding deduction. Upon a later sale of the common stock, the optionee will recognize capital gain or loss equal to the difference between the selling price and the sum of the exercise price plus the amount of ordinary income realized on the exercise.

     The holder of an incentive stock option will not realize taxable income upon the grant or exercise of the option (although, upon exercise, the option spread is includable as income for purposes of the alternative minimum tax). If the common stock acquired upon exercise of an incentive stock option is sold or otherwise disposed of within two years from the grant date or within one year from the exercise date, then, in general, gain realized on the sale is treated as ordinary income to the extent of the ordinary income that would have been realized upon exercise if the option had been a non-statutory option, and we will generally receive a corresponding deduction. Any remaining gain is treated as capital gain.

     If the common stock acquired pursuant to the exercise of an incentive stock option is held for at least two years from the grant date and one year from the exercise date and the optionee is employed by us (or our subsidiaries) at all times beginning on the grant date and ending on the date three months (or, in the case of disability, one year) prior to the exercise date, then all gain or loss realized upon the sale will be capital gain or loss and we will not be entitled to a deduction. A special basis adjustment applies to reduce the gain for alternative minimum tax purposes.

     In general, Section 162(m) of the Internal Revenue Code of 1986, as amended, denies a publicly-held corporation a deduction for federal income tax purposes for compensation paid in excess of $1,000,000 per year per person to its chief executive officer and the four other officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Although the 2000 Equity Plan has been designed so that certain options, stock appreciation rights, restricted stock and performance-based awards will qualify for an exception from the above deduction limitation, it is possible that compensation realized under the 2000 Equity Plan will not be deductible by us by reason of the executive compensation deduction limitation of Section 162(m) of the Code. Accordingly, although we expect that the Compensation Committee will take into consideration the non-deductibility of compensation attributable to a particular award under the 2000 Equity Plan, no assurance can be given that all or part of any such compensation will be deductible by us.

     The 2000 Equity Plan is not, nor is it intended to be, qualified under
Section 401(a) of the Internal Revenue Code of 1986, as amended.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of our common stock present or represented at the meeting is required for the adoption of the 2000 Equity Plan. Broker non-votes with respect to this matter will be treated as neither a vote "for" or a vote "against" the matter, although they will be counted in determining if a quorum is present. However, abstentions will be considered in determining the number of votes requires to attain a majority of the shares present or represented at the meeting and entitled to vote. Accordingly, an abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote "against" the matter because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

         THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 3 TO BE IN OUR BEST
             INTEREST AND THE BEST INTEREST OF OUR STOCKHOLDERS AND
                   RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     Ernst & Young, LLP have been our independent auditors since our incorporation in 1997 and will serve in that capacity for the 2000 fiscal year. A representative of Ernst & Young will be present (either in person or by telephone) at the meeting and will have an opportunity to make a statement if he desires to do so, and will respond to appropriate questions from stockholders.

                             STOCKHOLDER PROPOSALS

     All stockholder proposals which are intended to be presented at our 2001 Annual Meeting of Stockholders must be received by us no later than December 22, 2000 for inclusion in the Board of Directors' proxy statement and form of proxy relating to that meeting.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

     The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.

                                          By Order of the Board of Directors

                                          GAIL A. BALCERZAK
                                          Secretary

Dated: April 19, 2000

     A COPY OF OUR ANNUAL REPORT ON FORM 10-K WILL BE SENT WITHOUT CHARGE TO ANY STOCKHOLDER REQUESTING IT IN WRITING FROM: MEDIA METRIX, INC., ATTENTION: GAIL
A. BALCERZAK, ESQ., 250 PARK AVE. SOUTH, NEW YORK, NEW YORK 10003.

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER

MISSION STATEMENT

     The audit committee will assist the Board of Directors in fulfilling its oversight responsibilities. The audit committee will review the financial reporting process, the system of internal control, the audit process and the company's process for monitoring compliance with laws, regulations and the company's code of conduct. In performing its duties, the committee will maintain effective working relationships with the Board of Directors, management, and the internal and external auditors.

ORGANIZATION

     The audit committee will be organized consistent with the following significant parameters:

          Size Of The Committee: The audit committee will have no less than three and no more than five members.

          Qualifications: Committee members must be "Independent Directors" of the company. (Members of the audit committee will be considered independent if they have no relationship to the corporation that may interfere with the exercise of their independence from management and the corporation.) In addition, each committee member must be "Financially Literate" or must achieve this status through training within six months of being appointed to the committee (for these purposes, "Financial Literacy" is the ability to read and understand fundamental financial statements, including the balance sheet, income statement and cash flow statement).

          Frequency Of Meetings: The committee will have four regularly scheduled meetings each fiscal year, in February, April, July and October. In addition, the committee will meet at other times if deemed necessary to completely discharge its duties and responsibilities as outlined in this charter.

          Appointment Of Members And Chairperson: Each committee member will be selected by the Chairman of the Board of Directors and will serve a term of one year. Committee members can serve successive one-year terms without limitation. The Chairperson of the Audit Committee will be selected by the Chairman of the Board of Directors and will serve in that capacity for one year. The Chairperson can serve successive terms in such capacity without limitation. At least one member of the audit committee must have academic training in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which resulted in such member's financial sophistication, including current or past experience in positions of senior financial management (for example, currently or previously held the position of Chief Financial Officer, Chief Executive Officer or Chairman of a corporation, or other senior officer with oversight responsibilities).

     Notwithstanding the above, one director who is not an Independent Director, and is not a current employee or an immediate family member of such employee, may be appointed to the audit committee if the Board, under exceptional and limited circumstances, determines that membership on the committee by the individual is required by the best interests of the corporation and its shareholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

ROLES AND RESPONSIBILITIES

     A broad outline of the roles and responsibilities of the audit committee is presented below.

     Internal Control:

          1. Evaluate whether senior management has established and appropriately reinforced the importance of internal control within the organization;

          2. Evaluate the scope, effectiveness and significant findings of the self-audit process;

          3. Review the internal auditor's report and significant findings for the company's international operations; and

          4. Evaluate whether recommendations for improved internal control are effectively implemented by management.

     Financial Reporting:

          1. Annually review the significant risks the company is exposed to and evaluate management's plan to manage these uncertainties;

          2. Review and evaluate management's interpretation and implementation of mandated changes to accounting and reporting requirements;

          3. Review the annual financial statements for accuracy and completeness;

          4. Evaluate the accounting treatment of unusual or non-recurring transactions such as restructuring charges and acquisitions;

          5. Evaluate significant income statement and balance sheet items which require management judgment; and

          6. Review and approve the process for preparing interim, unaudited (quarterly) financial statements.

     Compliance With Laws, Regulations And Company Policies:

          1. Review the effectiveness of the system for monitoring compliance with laws and regulations; and

          2. Ensure that the company's compliance manual, code of conduct and corporate policy statements are kept up-to-date and are accessible to and usable by the entire organization.

     Relationship With External Auditor:

          1. Recommend the external auditor appointment to the Board of Directors;

          2. Review and approve the scope of the external audit to be performed each fiscal year;

          3. Confirm the independence of the external auditor;

          4. Ensure the receipt from the external auditor of a formal written statement delineating all relationships between the auditor and the corporation, consistent with Independence Standards Board Standard I, and bear the responsibility for actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor; and for taking, or recommending that the full board take, appropriate action to ensure the independence of the external auditor;

          5. Meet with the external auditor to review the accuracy, completeness and overall quality of the annual financial statements; and

          6. Confirm the external auditor's ultimate accountability to the Board of Directors and the audit committee, as representatives of shareholders, and these shareholder representatives' ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the external auditor (or to nominate the external auditor to be proposed for shareholder approval in any proxy statement).

REPORTING REQUIREMENTS

     The audit committee Chairperson will update the full Board of Directors regarding the significant items of discussion at each committee meeting. Additional reports on matters of special interest will be submitted to the Board of Directors as appropriate. In addition to Board of Directors communication, the following information will be reported to the shareholders in the annual proxy statement: (1) confirmation that the company has a formal, documented audit committee charter, (2) confirmation that the audit committee satisfied its obligations under the charter in the prior year, and (3) the full text of the audit committee charter at least once every three years and after any significant modification is approved by the Board of Directors.

                                                                      APPENDIX B

                               MEDIA METRIX INC.

                       2000 EMPLOYEE STOCK PURCHASE PLAN

     1. Purpose. The purpose of the Plan is to provide eligible employees of the Company and its Subsidiaries with a means to acquire shares of the Company's Common Stock at a discount through payroll deductions. The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code and the Plan will be interpreted and construed accordingly.

     2. Definitions. Wherever used herein, the following terms have the following meanings unless a different meaning is clearly required by the context.

          (a) "Account" shall mean the bookkeeping account established in the name of each Participant to reflect the payroll deductions made on behalf of the Participant.

          (b) "Board" shall mean the Board of Directors of the Company.

          (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (d) "Committee" shall mean the administrative committee appointed by the Board to administer the Plan.

          (e) "Common Stock" shall mean the common stock of the Company, $.01 par value per share.

          (f) "Company" shall mean Media Metrix Inc., a Delaware corporation, and any successor corporation.

          (g) "Compensation" shall mean the base cash compensation paid by the Company or a Subsidiary to a Participant which is required to be reported as wages on the Participant's Form W-2, including such additional amounts which are not includable in gross income by reason of Sections 125, 402(e) or 402(h)(1)(B) of the Code, and excluding any bonuses, overtime pay, expense allowances and other irregular payments (except commissions).

          (h) "Employee" shall mean an individual who performs services for the Company or a Subsidiary in a common law employer-employee relationship.

          (i) "Enrollment Date" shall mean the first day of an Offering Period.

          (j) "Exercise Date" shall mean the last business day of an Offering Period.

          (k) "Fair Market Value" shall mean the closing sale price per share of the Common Stock as published by a national securities exchange on which the Common Stock is traded on such date or, if there is no sale on such date, on the next preceding date, or if the shares are not listed on a national securities exchange on such date, the average of the bid and asked prices in the over the counter market at the close of trading on such date.

          (l) "Offering Period" shall mean the six-month period commencing July 1, 2000 or such later date as established by the Committee, and each six-month period thereafter; provided, however, that the Committee shall have the power to change the duration of Offering Periods and the commencement dates thereof without stockholder approval if such change is announced to Employees at least five days prior to the scheduled beginning of the first Offering Period resulting from such change.

          (m) "Participant" shall mean any Employee for whom an Account is maintained under the Plan.

          (n) "Plan" shall mean this Media Metrix Inc. 2000 Employee Stock Purchase Plan, as amended from time to time.

          (o) "Subsidiary" shall mean any "subsidiary" corporation within the meaning of Section 424(f) of the Code that is designated by the Committee as a Subsidiary from time to time.

     3. Stock subject to the Plan. Subject to the provisions of Section 11 hereof, the Company may issue and sell a total of 100,000 shares of its Common Stock pursuant to the Plan. Such shares may be either authorized and unissued or held by the Company in its treasury. The Committee may cause the Company to purchase previously-issued and outstanding shares of Common Stock in order to enable the Company to satisfy its obligations hereunder. The maximum number of shares a Participant may purchase during any Offering Period shall not exceed 1,000 shares.

     4. Administration. The Plan will be administered by a committee consisting of at least two directors appointed by and serving at the pleasure of the Board. Subject to the provisions of the Plan, the Committee, acting in its sole and absolute discretion, will have full power and authority to interpret the provisions of the Plan, to change the time covered by an Offering Period, to supervise the administration of the Plan, and to take such other action as may be necessary or desirable in order to carry out the provisions of the Plan. A majority of the members of the Committee will constitute a quorum. The Committee may act by the vote of a majority of its members present at a meeting at which there is a quorum or by unanimous written consent. The decision of the Committee, including questions of construction, interpretation and administration, will be final, binding and conclusive on all persons. The Committee will keep a record of its proceedings and acts and will keep or cause to be kept such books and records as may be necessary in connection with the proper administration of the Plan. The Company shall indemnify and hold harmless each member of the Committee and any employee or director of the Company or of a Subsidiary to whom any duty or power relating to the administration or interpretation of the Plan is delegated from and against any loss, cost, liability (including any sum paid in settlement of a claim with the approval of the Board), damage and expense (including legal and other expenses incident thereto) arising out of or incurred in connection with the Plan, unless and except to the extent attributable to such person's fraud or wilful misconduct.

     5. Eligibility and Enrollment. Each Employee employed by the Company or any Subsidiary on January 13, 2000, the date of the Plan's adoption by the Board, will be eligible to become a Participant in the Plan on the first Enrollment Date. Each other Employee will be eligible to become a Participant in the Plan on the Enrollment Date coincident with or next following the date he or she completes six months of employment with the Company or a Subsidiary. An eligible Employee will become a Participant for an Offering Period by completing a Plan enrollment form authorizing payroll deductions and filing it with the Company prior to the Offering Period. Payroll deductions for a Participant shall commence with the first payroll and shall end with the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant in accordance with the provisions hereof. Notwithstanding any provisions of the Plan to the contrary, no Employee may be granted the right to purchase Common Stock under the Plan if and to the extent that:

          (a) immediately after the grant, such Employee would directly or indirectly own stock and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (determined in accordance with Section 424(d) of the Code); or

          (b) the Employee's right to purchase stock under all employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company or a Subsidiary would accrue at a rate which exceeds $25,000 in fair market value (determined at the time of grant) for each calendar year in which such right is outstanding.

     6. Payroll Deduction. At the time a Participant enrolls in the Plan, he or she must elect the amount to be deducted from each paycheck during the Offering Period(s) covered by the election; provided, however, that no more than 10% of a Participant's Compensation may be withheld under the Plan on any pay date, and provided further that the Committee, acting in its discretion and in a uniform and nondiscriminatory manner, may establish a minimum required amount or percentage of Compensation which must be withheld during an Offering Period. All payroll deductions made for a Participant shall be credited to the Participant's Account. Interest shall not accrue on any amounts credited to a Participant's Account. The rate of a Participant's contribution, once established, shall remain in effect for all subsequent Offering Periods unless changed by the Participant in writing at such time and in such manner as the Committee may prescribe.

     7. Purchase of Shares. On each Exercise Date, the amount credited to a Participant's Account shall be used to purchase a number of shares of Common Stock, the number of which will be determined by dividing the amount credited to the Participant's Account by the purchase price per share. Any amount remaining in the Participant's Account will be credited to the Participant's Account as of the beginning of the next Offering Period. Subject to Section 11 hereof, the purchase price per share will be equal to the lesser of 85% of the Fair Market Value of a share of Common Stock on (i) the Exercise Date or (ii) the Enrollment Date. If the total number of shares of Common Stock to be purchased as of an Exercise Date, when aggregated with shares of Common Stock previously-purchased for all Employees under the Plan, exceeds the number of shares then authorized under the Plan, a pro-rata allocation of the available shares will be made among the Participants based upon the amounts in their respective Accounts as of the Exercise Date.

     8. Discontinuance or Withdrawal; Withholding Changes

     (a) Discontinuance or Withdrawal. At any time during an Offering Period, a Participant may notify the Company that he or she wishes to discontinue contributions under the Plan. This notice shall be in writing and shall become effective as soon as practicable following its receipt by the Company. A Participant may elect to withdraw all, but not less than all, of the amount of his or her Account at any time during an Offering Period except on the Exercise Date with respect to that Offering Period. If a withdrawal is made during an Offering Period, no further contributions will be permitted during that Offering Period by the withdrawing Participant.

     (b) Withholding Changes. At any time during an Offering Period, a Participant may increase or decrease the rate of his or her payroll deductions by completing or filing with the Company a new enrollment form authorizing a change in payroll deduction rate. The Committee may, in its discretion, limit the number of payroll deduction rate changes during any Offering Period. The change in rate shall be effective as soon as practicable following the Company's receipt of the new enrollment form.

     9. Termination of Employment. Any Participant whose employment with the Company and its Subsidiaries is terminated for any reason before an Exercise Date shall thereupon cease being a Participant. The total amount credited to the Participant's Account during the Offering Period will be returned to the Participant or, in the case of a deceased Participant, to the Participant's beneficiary, as soon as practicable after the Participant's termination of employment.

     10. Rights as a Stockholder. No shares of Common Stock will be issued under the Plan until full payment therefor has been made. A Participant will have no rights as a stockholder with respect to any shares until the date a stock certificate for such shares is issued to him or her. Except as otherwise specifically provided herein, no adjustments shall be made for dividends or distributions of other rights for which the record date is prior to the date such stock certificate is issued.

     11. Capital Changes; Reorganization; Sale.

     (a) Adjustments Upon Changes in Capitalization. The number and class of shares of Common Stock which may be issued under the Plan, as well as the number and class of shares of Common Stock and the price per share covered by each right outstanding under the Plan which has not yet been exercised, shall be adjusted proportionately or as otherwise appropriate to reflect any increase or decrease in the number of issued shares of Common Stock resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of a stock dividend, and/or to reflect a change in the character or class of shares covered by the Plan arising from a readjustment or recapitalization.

     (b) Cash, Stock or Other Property for Stock. Except as otherwise provided in this Section, in the event of an Exchange Transaction (as defined below), each Participant will be permitted to purchase Common Stock with the balance of his or her Account immediately prior to such Exchange Transaction, and any amount credited to a Participant's Account which is not used to purchase Common Stock before the Exchange Transaction will be distributed to the Participant. Notwithstanding the preceding sentence, (i) if, as part of the Exchange Transaction, the stockholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Common Stock (whether or not such Exchange Stock is the sole consideration), and if the Board, in its sole discretion, so directs, then the rights of all Participants to purchase shares of Common Stock will be converted into rights to purchase shares of Exchange Stock on an economically equivalent basis; and (ii) the Board, acting in its discretion, may suspend operation of the Plan as of any date that occurs after a contract is made which, if consummated, would result in an Exchange Transaction and before the Exchange Transaction is consummated.

     (c) Definition of Exchange Transaction. For purposes hereof, the term "Exchange Transaction" means a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than a mere reincorporation or the creation of a holding company), liquidation of the Company or any other similar transaction or event so designated by the Board in its sole discretion, as a result of which the stockholders of the Company receive cash, stock or other property in exchange for or in connection with their shares of Common Stock.

     (d) Determination of Board to be Final. All adjustments under this Section 11 shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

     12. Amendment and Termination. The Board may amend or terminate the Plan at any time; provided, however, that, except as otherwise provided in Section 11 hereof, any amendment which would increase the aggregate number of shares of Common Stock which may be issued under the Plan or otherwise require stockholder approval under applicable law shall be subject to the approval of the Company's stockholders.

     13. Transferability. The rights of a Participant to purchase Common Stock under the Plan are not assignable or transferable and may only be exercised during the Participant's lifetime by the Participant. A Participant may file a written designation of a beneficiary who is to receive the amount credited to the Participant's Account in the event of the Participant's death during an Offering Period. A Participant's beneficiary designation may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a validly designated beneficiary who is living at the time of the Participant's death, the Participant's estate will be deemed to be his or her designated beneficiary.

     14. No Rights Conferred. Nothing contained in the Plan shall be deemed to give any individual any right to be retained in the service or employ of the Company and its Subsidiaries or to interfere with the right of the Company and its Subsidiaries to discharge him or her at any time.

     15. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     16. Legal Requirements. The Committee may impose such other conditions with respect to the purchase of Common Stock hereunder, including, without limitation, any conditions relating to the application of federal or state securities laws and/or any exchange or listing requirements as it may deem necessary or advisable.

     17. Governing Law. The Plan and each option agreement shall be governed by the laws of the State of Delaware without regard to its conflict of laws provisions.

     18. Decisions and Determinations. Any decision or determination made by the Board pursuant to the provisions hereof and, except to the extent rights or powers under the Plan are reserved specifically to the discretion of the Board, all decisions and determinations of the Committee are final, binding and conclusive.

     19. Stockholder Approval. The Plan shall be effective upon its adoption by the Board, subject to approval by the stockholders of the Company within twelve months from the date of adoption by the Board.

                                                                      APPENDIX C

                               MEDIA METRIX, INC.

                           2000 EQUITY INCENTIVE PLAN

     1. Purpose. The purpose of the Media Metrix Inc. 2000 Equity Incentive Plan is to establish a flexible vehicle through which Media Metrix Inc. can offer equity-based compensation incentives to eligible recipients with a view toward promoting the long-term financial success of Media Metrix Inc. and enhancing stockholder value. Awards under the Plan may be in the form of one or more of the following: (a) Options to purchase shares of Common Stock, including Incentive Stock Options and Non-Qualified Stock Options, (b) Stock Appreciation Rights, (c) Restricted Stock, (d) Performance-Based Awards, and (e) Other Stock-Based Awards. In addition, Non-Employee Directors shall receive automatic grants of Non-Qualified Stock Options under the Plan.

     2. Definitions. For purposes of the Plan, the following terms shall have the following meanings:

          (a) "Affiliate" shall mean an affiliate within the meaning of Rule 12b-2 under the Exchange Act.

          (b) "Board" shall mean the Board of Directors of the Company.

          (c) "Cause" shall mean, except as otherwise provided by the Committee at the time of grant: (i) in a case where there is no employment or consulting agreement between the recipient and the Company or its Affiliates or where such an agreement exists but does not define "cause" (or words of like import), a termination classified by the Company or its Affiliates as a termination due to an individual's dishonesty, fraud, insubordination, willful misconduct or refusal to perform services, or (ii) in a case where there is an employment or consulting agreement between the recipient and the Company or its Affiliates, a termination that is or would be deemed for "cause" (or words of like import) under such agreement. Notwithstanding the foregoing, in the case of a director of the Company, Cause shall mean an act or failure to act that constitutes "cause" for removal of a director under applicable Delaware law.

          (d) "Change in Control" shall mean, except as otherwise determined by the Committee at the time of grant: (i) a merger in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company's outstanding shares of Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or (ii) the sale or other disposition of all or substantially all of the Company's assets.

          (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (f) "Committee" shall mean the administrative committee under the Plan as duly constituted from time to time in accordance with Section 3 of the Plan.

          (g) "Common Stock" shall mean the Company's common stock, par value $0.01.

          (h) "Company" shall mean Media Metrix Inc., a Delaware corporation, and its successors.

          (i) "Disability" shall mean, except as otherwise provided by the Committee at the time of grant, the inability of a participant to perform the customary duties of his or her employment or other service for the Company or its Affiliates by reason of a physical or mental incapacity which is expected to result in death or be of indefinite duration.

          (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (k) "Fair Market Value" shall mean, as of any date, the closing price per share of Common Stock as published by the principal national securities exchange on which the Common Stock is traded on such date or, if there is no sale of Common Stock on such date, the average of the bid and asked prices on such exchange at the close of trading on such date, or if shares of the Common Stock are not listed on a national securities exchange on such date, the closing price or, if none, the average of the bid and asked prices in the over the counter market at the close of trading on such date, of if the Common Stock is not traded on a national securities exchange or the over the counter market value of a share of the Common Stock on such date as determined in good faith by the Committee.

          (l) "Incentive Stock Option" or "ISO" shall mean any Option that is intended to be an "incentive stock option" within the meaning of Section 422 of the Code.

          (m) "Non-Employee Director" shall mean any member of the Board who is not employed by or a consultant to the Company of any of its Affiliates.

          (n) "Non-Qualified Stock Option" or "NQSO" shall mean any Option that is not an Incentive Stock Option.

          (o) "Option" shall mean an option to purchase shares of Common Stock awarded under the Plan.

          (p) "Other Stock-Based Award" shall mean any stock-based award awarded under the Plan.

          (q) "Parent" shall mean any "parent corporation" of the Company within the meaning of Section 424(e) of the Code.

          (r) "Performance-Based Award" shall mean any performance-based award awarded under the Plan.

          (s) "Plan" shall mean this Media Metrix Inc. 2000 Equity Incentive Plan, as amended from time to time.

          (t) "Restricted Stock" shall mean any restricted share of Common Stock awarded under the Plan.

          (u) "Securities Act" shall mean the Securities Act of 1933, as amended.

          (v) "Stock Appreciation Right" or "SAR" shall mean any stock appreciation right awarded under the Plan.

          (w) "Subsidiary" shall mean any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

          (x) "Ten Percent Stockholder" shall mean a person owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its Subsidiaries or Parents.

     3.  Administration.

     (a) Committee. The Plan will be administered by Committee of two (2) or more members by the Board. The members of the Committee will be appointed by, and serve at the pleasure of, the Board. Unless the Board determines otherwise, each member of the Committee will be a "non-employee director" within the meaning of Rule 16b-3 under the Exchange and an "outside director" within the meaning of Section 162(m) of the Code. If for any reason the appointed Committee does not comply with the requirements of Rule 16b-3 or Section 162(m) of the Code, such non-compliance will not affect the validity of any awards, grants, interpretations or other actions of the Committee. The Plan will be administered by the Board with respect to discretionary grants made to Non-Employee Directors. Notwithstanding anything herein to the contrary, the Board may, in its sole discretion, at any time and from time to time, grant awards under the Plan or administer the Plan. In such event, the Board shall have all of the authority and responsibility granted to the Committee herein.

     (b) Authority of Committee. Subject to the limitations of the Plan, the Committee, acting in its sole and absolute discretion, will have full power and authority to: (i) select the persons to whom awards will be granted under the Plan, (ii) grant awards to such persons and prescribe the terms and conditions of such awards (including, but not limited to, the exercise or purchase price (if any), and any vesting or forfeiture conditions applicable to such awards),
(iii) interpret and apply the provisions of the Plan and of any agreement or other document evidencing an award made under the Plan, (iv) carry out any responsibility or duty specifically reserved to the Committee under the Plan, and (v) make any and all determinations and interpretations and take such other actions as may be necessary or desirable in order to carry out the provisions, intent and purposes of the Plan. A majority of the members of the Committee will constitute a quorum. The Committee may act by the vote of a majority of its members present at a meeting at which there is a quorum or by unanimous written consent. The decisions of the Committee, including with regard to questions of construction, interpretation and administration, will be final, binding and conclusive on all persons.

     (c) Indemnification. The Company will indemnify and hold harmless each member of the Committee and the Board and any employee of the Company or its Affiliates who provides assistance with the administration of the Plan from and against any loss, cost, liability (including any sum paid in settlement of a claim with the approval of the Board), damage and expense (including legal and other expenses incident thereto) arising out of or incurred in connection with the Plan, unless and except to the extent attributable to such person's fraud or wilful misconduct.

     4. Eligibility. Awards may be granted under the Plan to any member of the Board (whether or not an employee of the Company or its Affiliates), to any officer or other employee of the Company or its Affiliates and to any consultant or other independent contractor who performs or will perform services for the Company or its Affiliates. In addition, Non-Employee Directors shall receive automatic grants of Non-Qualified Options under the Plan.

     5. Available Shares.

     (a) Aggregate Number of Shares.  Subject to adjustment as provided in
Section 14, the maximum number of shares of Common Stock that may be issued, or used for reference purposes, under the Plan shall not exceed 2,000,000 shares. Notwithstanding the foregoing, the maximum number of shares that may be issued, or used for reference purposes, under the Plan will automatically increase on the first trading day of each calendar year, beginning with the 2001 calendar year, by an amount equal to the lesser of (i) four percent (4%) of the total number of shares of Common Stock outstanding on the last trading day of the immediately preceding calendar year or (ii) 1,000,000 shares (as adjusted pursuant to Section 14), provided that in no event shall such maximum number of shares exceed 6,000,000 shares (as adjusted pursuant to Section 14) during the term of the Plan. In determining the number of shares that remain available for issuance or reference purposes under the Plan at any time, the following shares will be deemed not to have been issued, or used for reference purposes, under the Plan: (i) shares underlying an Option or Stock Appreciation Right that terminates, expires or is canceled without having been exercised in full, (ii) shares of Restricted Stock and shares covered by a Performance-Based Award or Other Stock-Based Award that are forfeited in accordance with the terms of the applicable award, and (iii) shares that are withheld in order to pay the exercise price of Options or to satisfy the minimum tax withholding obligations associated with Options or other awards. The number of shares of Common Stock issued in connection with the exercise of an Option will be determined net of any previously-owned shares tendered by the holder of the Option in payment of the exercise price or of any applicable withholding taxes. Any shares of Common Stock that are issued by the Company, and any awards that are granted through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity shall not be counted against the shares of Common Stock available for issuance or reference purposes under the Plan. Shares of Common Stock available for issuance under the Plan may be either authorized and unissued or held by the Company in its treasury. No fractional shares of Common Stock may be issued under the Plan.

     (b) Employee Award Limitations. The maximum number of shares of Common Stock with respect to which Options or SARs may be granted under the Plan to any employee in any calendar year shall be 1,000,000. The aggregate maximum number of shares of Common Stock subject to awards, other than Options or SARs, that may be granted under the Plan to any employee in any calendar year shall be 1,000,000. Subject to these limitations, each person eligible to participate in the Plan will be eligible in any year to receive awards covering up to the full number of shares of Common Stock then available for awards under the Plan. No more than $1,000,000 may be paid to any employee with respect to any cash Performance-Based Award covered by Section 9. In applying this limitation, multiple Performance-Based Awards to the same employee will be subject to a single $1,000,000 limit if they are either (i) determined by reference to performance periods of one year or less ending with or within the same fiscal year of the Company, or (ii) determined by reference to one or more multi-year performance periods ending in the same fiscal year of the Company.

     6. Stock Options.

     (a) ISOs and NQSOs. Subject to the provisions hereof, the Committee may grant ISOs and NQSOs to eligible personnel to purchase shares of Common Stock upon such terms and conditions as the Committee deems appropriate, provided that the Committee may only grant ISOs to employees of the Company or its Subsidiaries or Parents.

     (b) Option Term. Unless sooner terminated, all Options granted pursuant to this Section 6 will expire ten (10) years after the date the Option is granted (or, in the case of an ISO granted to a Ten Percent Stockholder, five (5) years).

     (c) Exercise Price. The exercise price per share of Common Stock covered by an Option granted pursuant to this Section 6 will be determined by the Committee when the Option is granted. The exercise price per share of Common Stock covered by a NQSO must be at least equal to 85% of the Fair Market Value of the Common Stock on the date the Option is granted, provided that the exercise price per share of Common Stock covered by a NQSO which is intended to qualify for the "performance-based compensation" exception under Section 162(m)(4)(C) of the Code may not be less than the Fair Market Value of the Common Stock on the date the Option is granted. The exercise price per share of Common Stock covered by an ISO may not be less than 100% of the Fair Market Value of the Common Stock on the date the ISO is granted (or, in the case of Ten Percent Stockholder, 110% of the Fair Market Value of the Common Stock on the date the ISO is granted).

     (d) Vesting Conditions. The Committee may establish such vesting and other restrictions on the exercise of an Option and/or upon the disposition of the shares of Common Stock acquired upon the exercise of an Option as it deems appropriate. If the Committee provides, in its discretion, that any Option is exercisable upon the attainment of certain vesting conditions (including, without limitation, that it is exercisable only in installments based upon the attainment of specified time and/or performance criteria), the Committee may waive or accelerate such conditions on the exercisability at any time after grant in whole or in part.

     (e) Exercise of Options.  An Option may be exercised by transmitting to the
Company: (i) a notice specifying the number of shares to be purchased, and (ii) payment of the exercise price, together with the amount, if any, deemed necessary by the Committee to enable the Company to satisfy its minimum federal, foreign or other tax withholding obligations with respect to such exercise (unless other arrangements acceptable to the Committee are made with respect to the satisfaction of such withholding obligations). The Committee may establish such rules and procedures as it deems appropriate for the exercise of Options. The exercise price of shares of Common Stock acquired pursuant to the exercise of an Option may be paid in cash and/or such other form of payment as may be permitted by the Committee from time to time, including, without limitation, shares of Common Stock which have been owned by the holder for at least six (6) months (free and clear of any liens and encumbrances), installment payments pursuant to promissory note or in accordance with a "cashless exercise" procedure established by the Committee.

     (f) Rights as a Stockholder. No shares of Common Stock will be issued in respect of the exercise of an Option until full payment therefor has been made (and/or provided for where all or a portion of the exercise price is being paid in installments), and the applicable income tax withholding obligation has been satisfied or provided for. The holder of an Option will have no rights as a stockholder with respect to any shares covered by an Option until the date a stock certificate for such shares is issued to him or her. Except as otherwise provided herein, no adjustments shall be made for dividend distributions or other rights for which the record date is prior to the date such stock certificate is issued.

     (g) Other Provisions. The Committee may impose such other conditions with respect to the exercise of Options, including, without limitation, any conditions relating to the application of federal or state securities laws or exchange requirements, as it may deem necessary or advisable.

     7. Stock Appreciation Rights.

     (a) General. Subject to the provisions hereof, the Committee may award SARs to eligible personnel upon such terms and conditions as it deems appropriate. A SAR is an award entitling the holder, upon exercise, to receive an amount, in cash or shares of Common Stock or a combination thereof, as determined by the Committee in its sole discretion, determined with reference to the appreciation, if any, in the Fair Market Value of Common Stock during the period beginning on the date the SAR is granted and ending on the date the SAR is exercised.

     (b) Types of SARs. SARs may be awarded under the Plan in conjunction with an Option ("Tandem SARs") or independent of Options. Tandem SARs awarded in conjunction with a NQSO may be awarded either at or after the time the NQSO is granted. Tandem SARs awarded in conjunction with an ISO may only be awarded at the time the ISO is granted.

     (c) Exercisability of SARs. Except as otherwise provided herein, a Tandem SAR will be exercisable only at the same time and to the same extent and subject to the same conditions as the related Option is exercisable. The exercise of a Tandem SAR will cancel the related Option to the extent of the shares of Common Stock with respect to which the SAR is exercised, and vice versa. Tandem SARs may be exercised only when the Fair Market Value of the Common Stock to which it relates exceeds the exercise price. The Committee may impose such additional service or performance-based vesting conditions upon the exercise of a SAR as it deems appropriate.

     (d) Exercise of SARs. A SAR may be exercised by giving written notice to the Company identifying the SAR that is being exercised, specifying the number of shares covered by the exercise and containing such other information or statements as the Committee may require. The Committee may establish such rules and procedures as it deems appropriate for the exercise of SARs under the Plan. Upon the exercise of a SAR, the holder will be entitled to receive an amount (in cash and/or shares of Common Stock as determined by the Committee) equal to the product of (i) the number of shares with respect to which the SAR is being exercised and (ii) the difference between the Fair Market Value of a share of Common Stock on the date the SAR is exercised and the exercise price per share of the SAR. As a condition of exercise, the holder must pay to the Company or make arrangements satisfactory to the Company for the payment of applicable withholding taxes.

     (e) Deferral of Payment. The Committee may at any time and from time to time provide for the deferral of delivery of any shares and/or cash for which an SAR may be exercisable until such date or dates and upon such other terms and conditions as the Committee may determine.

     8. Restricted Stock.

     (a) General. Subject to the provisions of the Plan, the Committee may award shares of Restricted Stock to eligible personnel upon such terms and subject to such forfeiture and other conditions as the Committee deems appropriate. The terms and conditions of any Restricted Stock award will be evidenced by a written agreement or other instrument approved for this purpose by the Committee.

     (b) Stock Certificates for Restricted Stock. Unless the Committee elects to use a different method (such as, for example, the issuance and delivery of stock certificates) shares of Restricted Stock will be evidenced by book entries on the Company's stock transfer records pending the expiration of restrictions thereon. If a stock certificate for Restricted Stock is issued in the name of the grantee, it will bear an appropriate legend to reflect the nature of the restrictions applicable to the shares represented by the certificate, and the Committee may require that such stock certificates be held in custody by the Company until the restrictions on such shares have lapsed. The Committee may establish such other conditions as it deems appropriate in connection with the issuance of stock certificates for shares of Restricted Stock, including, without limitation, a requirement that the grantee deliver a duly signed stock power, endorsed in blank, for the shares covered by the award.

     (c) Purchase Price. The purchase price payable for shares of Restricted Stock will be determined by the Committee. To the extent permitted by applicable law, the purchase price may be as low as zero and, to the extent required by the applicable law, the purchase price will be no less than the par value of the shares covered by the award.

     (d) Restrictions and Vesting. The Committee will establish such conditions as it deems appropriate on the grant or vesting of Restricted Stock. Such conditions may be based upon continued service, the attainment of performance goals (which, in the case of grants of Restricted Stock intended to qualify for the performance-based compensation exception under Section 162(m)(4)(C) of the Code, satisfy the requirements of Section 9 below) and/or such other relevant factors or criteria designated by the Committee. The holder of Restricted Stock will not be permitted to transfer shares before the time the applicable vesting conditions are satisfied.

     (e) Rights as a Stockholder. Except as provided herein and as otherwise determined by the Committee, the recipient of Restricted Stock shall have, with respect to his or her Restricted Stock, all of the rights of a holder of shares of Common Stock, including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to satisfaction of the applicable vesting conditions, the right to tender such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends will be deferred until, and conditioned upon, the satisfaction of the applicable vesting conditions.

     (f) Lapse of Restrictions. If and when the vesting conditions are satisfied with respect to a Restricted Stock award, a certificate for the shares covered by the award, to the extent vested, will be delivered to the grantee. All legends shall be removed from said certificates at the time of delivery except as otherwise required by applicable law.

     9. Performance-Based Awards.

     (a) General. Subject to the provisions of the Plan, the Committee may award Performance-Based Awards to eligible personnel upon, or subject to, the attainment of such performance goals and such terms and conditions as the Committee deems appropriate. The Committee may condition the exercise, vesting or settlement of a Performance-Based Award on the achievement of specified performance goals. The provisions of this Section 9 will apply in the case of a Performance-Based Award.

     (b) Objective Performance Goals. A performance goal established in connection with a Performance-Based Award that is intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code must be (1) objective, so that a third party having knowledge of the relevant facts could determine whether the goal is attained, (2) prescribed in writing by the Committee before the beginning of the applicable performance period or at such later date (when fulfillment is substantially uncertain) as may be permitted under Section 162(m) of the Code, and (3) based on one or more of the following business criteria:

          (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, income before income taxes and extraordinary items, net income, earnings before income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing;

          (ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits;

          (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow;

          (iv) the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee;

          (v) the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations;

         (vi) the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital;

          (vii) the attainment of certain target levels of, or a percentage increase in, after-tax return on stockholders' equity;

          (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula;

          (ix) the attainment of certain target levels in the Fair Market Value of the Common Stock; and/or

          (x) growth in the value of an investment in Common Stock assuming the reinvestment of dividends.

If and to the extent permitted under Section 162(m) of the Code, such performance goals may be determined without regard to (or adjusted for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions), extraordinary items, non-recurring items and other similar events or circumstances occurring during the applicable performance period.

     (c) Calculation. At the expiration of the applicable performance period, the Committee will determine the extent to which the performance goals established pursuant to this Section 9 are attained and the percentage of each Performance-Based Award that has been earned. The Committee may reduce the amount that would otherwise be payable pursuant to a Performance-Based Award, but may not exercise its discretion to increase such amount.

     (d) Payment.  Following the Committee's determination in accordance with
Section 9(c), the Committee, in its sole discretion, may pay earned Performance-Based Awards in the form of cash or in shares of Common Stock (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance-Based Awards at the close of the applicable performance period. Unless otherwise determined by the Committee, payment of earned Performance-Based Awards shall be made in a single lump sum following the close of the applicable performance period. Any such shares may be granted subject to any restrictions deemed appropriate by the Committee. At the discretion of the Committee, participants may be entitled to receive any dividends declared with respect to shares which have been earned in connection with grants of Performance-Based Awards which have been earned, but not yet distributed to participants.

     10. Other Stock-Based Awards.

     (a) General. Other awards of Common Stock and awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock ("Other Stock-Based Awards") may be granted either alone or in addition to or in tandem with Options, Stock Appreciation Rights, Restricted Stock and Performance Based-Awards. Subject to the provisions of the Plan, the Committee shall, in its sole discretion, determine the eligible personnel to whom and the time or times at which such awards shall be made, the number of shares of Common Stock to be awarded pursuant to such awards, the ability of participants to defer the receipt of Common Stock pursuant to such awards and all other conditions of the awards. The Committee may also provide for the grant of Common Stock under such awards upon the completion of a specified performance period.

     (b) Terms and Conditions.  Other Stock-Based Awards made pursuant to this
Section 10 shall be subject to the following terms and conditions:

          (i) Unless otherwise determined by the Committee at the time of grant, subject to the provisions of the award agreement and the Plan, the recipient of an award under this Section 10 shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the award.

          (ii) Any award under this Section 10 and any Common Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee, in its sole discretion. The Committee may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an award under this Section 10.

          (iii) Common Stock issued on a bonus basis under this Section 10 may be issued for no cash consideration. Common Stock purchased pursuant to a purchase right awarded under this Section 10 shall be priced as determined by the Committee. The purchase price of shares of Common Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

     11. Non-Employee Director Stock Options.

     (a) Automatic Grants. Without further action by the Board or the stockholders of the Company, (i) each director who is a Non-Employee Director on January 1, 2000 shall be granted an Option to purchase 20,000 shares of Common Stock on the first trading day following the 2000 Annual Meeting of Stockholders, (ii) each director who first becomes a Non-Employee Director on or after the date of the 2000 Annual Meeting of Stockholders shall be granted an Option to purchase 15,000 shares of Common Stock on the first trading day following the date he or she commences service as a Non-Employee Director and
(iii) each Non-Employee Director shall be granted an Option to purchase 15,000 shares of Common Stock on the first trading day following each Annual Meeting of Stockholders at which such director is re-elected to the Board, provided that such Non-Employee Director did not receive an Option pursuant to Section 11(a)(ii) during the one hundred eighty (180) day period ending on such Annual Meeting of Stockholders.

     (b) Exercise Price. The exercise price per share covered by an Option granted pursuant to this Section 11 shall be equal to the Fair Market Value of the Common Stock on the date of grant.

     (c) Vesting Conditions. Each Option granted pursuant to this Section 11 will be immediately exercisable with respect to twenty-five percent (25%) of the shares covered thereby and will become exercisable with respect to an additional 2.083% of the shares covered thereby on the last day of each month for the first thirty-six (36) months commencing on or after the date of grant, provided that the optionee remains in continuous service as a director of the Company through each applicable vesting date.

     (d) Effect of Termination of Service. If a director's service on the Board is terminated due to his or her death or Disability, then: (i) any Option granted pursuant to this Section 11 that is not exercisable on the date of termination shall immediately terminate, and (ii) any Option granted pursuant to this Section 11 that is exercisable on the date of termination shall remain exercisable, to the extent exercisable on the date of termination, by the director (or his or her beneficiary) during the one year period following the date of termination or, if sooner, until the expiration of the stated term thereof, and, to the extent not exercised during such period, shall thereupon terminate. If a director's service on the Board is terminated by the Company for Cause or if, at the time of his or her termination, grounds for a termination for Cause exist, then any Option granted pursuant to this Section 11 (whether or not then exercisable) shall immediately terminate and cease to be exercisable. If a director's service on the Board for any reason, other than death, Disability or Cause or at a time when Cause exists) or no reason, then: (1) any Option granted pursuant to this Section 11 that is not exercisable on the date of termination shall immediately terminate, and (2) any Option granted pursuant to this Section 11 that is exercisable on the date of termination shall remain exercisable, to the extent exercisable on the date of termination, during the one hundred eighty (180) day period following the date of termination or, if sooner, until the expiration of its stated term and, to the extent not exercised during such period, shall thereupon terminate.

     (e) Capital Transactions; Change in Control. The provisions of Section 14 shall apply to Options granted pursuant to this Section 11.

     (f) Expiration. Except as otherwise provided herein, if not previously exercised, each Option granted pursuant to this Section 11 will expire on the tenth anniversary of the date of grant.

     12. Non-Transferability of Awards. No Options, SARs, Performance-Based Awards or Other Stock-Based Awards shall be transferable by the recipient other than upon the recipient's death to a beneficiary designated by the recipient, or, if no designated beneficiary shall survive the recipient, pursuant to the recipient's will or by the laws of descent and distribution. All Options and SARs shall be exercisable during the recipient's lifetime only by the recipient. Tandem SARs shall be transferable, to the extent permitted above, only with the underlying Option. Shares of Restricted Stock may not be transferred prior to the date on which shares are issued, or, if later, the date on which such shares have vested and are free of any applicable restriction imposed thereon. Except as otherwise specifically provided by law or the provisions hereof, no award received under the Plan may be transferred in any manner, and any attempt to transfer any such award shall be void, and no such award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such award, nor shall it be subject to attachment or legal process for or against such person. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter that a NQSO is transferable in whole or part to such persons, under such circumstances, and subject to such conditions as the Committee may prescribe.

     13. Effect of Termination of Employment or Service. Except as otherwise provided herein or determined by the Committee at grant or, if no rights of the participant are thereby reduced, thereafter, and subject to earlier termination in accordance with the provisions hereof, the following rules shall apply with regard to awards (other than Options granted pursuant to Section 11) held by a participant at the time of his or her termination of employment or other service with the Company and its Affiliates:

     (a) Rules Applicable to Stock Options and SARs.

          (i) Termination due to Death. If a participant's employment or service terminates due to his or her death, then: (A) any Option or SAR held by the participant that is not exercisable on the date of termination shall immediately terminate, and (B) any Option or SAR that is exercisable on the date of termination shall remain exercisable, to the extent exercisable on the date of termination, by the deceased participant's beneficiary during the one year period following the date of termination or, if sooner, until the expiration of the stated term thereof, and, to the extent not exercised during such period, shall thereupon terminate.

          (ii) Termination due to Disability. If a participant's employment or service terminates due to his or her Disability, then: (A) any Option or SAR held by the participant that is not exercisable on the date of termination shall immediately terminate, and (B) any Option or SAR held by the participant that is exercisable on the date of termination shall remain exercisable, to the extent exercisable on the date of termination, during the one hundred eighty (180) day period following the date of termination or, if sooner, until the expiration of its stated term and, to the extent not exercised during such period, shall thereupon terminate.

          (iii) Termination for Cause. If a participant's employment or service is terminated by the Company or an affiliate for Cause or if, at the time of his or her termination, grounds for a termination for Cause exist, then any Option or SAR held by the participant (whether or not then exercisable) shall immediately terminate and cease to be exercisable.

          (iv) Other Termination. If a participant's employment or service terminates for any reason(other than death, Disability or Cause or at a time when Cause exists) or no reason, then: (A) any Option or SAR held by the participant that is not exercisable on the date of termination shall immediately terminate, and (B) any Option or SAR held by the participant that is exercisable on the date of termination shall remain exercisable, to the extent exercisable on the date of termination, during the ninety (90) day period following the date of termination or, if sooner, until the expiration of its stated term and, to the extent not exercised during such period, shall thereupon terminate.

     (b) Rules Applicable to Restricted Stock. Upon the termination of a participant's employment or service for any reason (including death or Disability) or no reason, Restricted Stock which has not yet become fully vested will, unless otherwise determined by the Committee, automatically be forfeited by the participant (or the participant's successors) and any certificate therefor or book entry with respect thereto or other evidence thereof will be canceled.

     (c) Rules Applicable to Performance-Based Awards. Upon termination of a participant's employment or service for any reason (including death or Disability) or no reason, then the participant's outstanding Performance-Based Awards will, unless otherwise determined by the Committee, thereupon expire and the participant (or his or her beneficiary, as the case may be) will not be entitled to receive any amount in respect of the performance period within which the participant's employment or service is terminated.

     (d) Rules Applicable to Other Stock-Based Awards. Upon the termination of a participant's employment or service for any reason (including death or Disability) or no reason, Other Stock-Based Awards which have not yet become fully vested will, unless otherwise determined by the Committee, automatically be forfeited by the participant (or the participant's successors) and any certificate therefor or book entry with respect thereto or other evidence thereof will be canceled.

     14. Capital Changes; Change in Control.

     (a) Adjustments upon Changes in Capitalization. If any change is made to the Common Stock by reason of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made to: (i) the maximum number and/or class of securities issuable and available for reference purposes under the Plan, (ii) the number and/or class of securities with respect to which any one employee may be granted awards under the Plan per calendar year, (iii) the number and/or class of securities for which automatic grants are made to Non-Employee Directors pursuant to Section 11 of the Plan, and (iv) the number and/or class of securities and, if applicable, the exercise price per share in effect under each outstanding award under the Plan. Such adjustments to the outstanding awards are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such awards.

     (b) Change in Control. Unless the Committee determines otherwise at the time of grant, each Option and SAR outstanding at the time of a Change in Control that is not otherwise fully exercisable shall automatically accelerate so that each such Option and SAR shall, immediately prior to the effective date of the Change in Control, become fully exercisable, provided that no acceleration of exercisability shall occur with respect to an outstanding Option or SAR if and to the extent such Option or SAR is, in connection with the Change in Control, to be assumed or otherwise continued in full force or effect by the successor corporation (or parent thereof) pursuant to the terms of the Change in Control transaction. Unless the Committee determines otherwise at the time of grant, upon the consummation of the Change in Control, all outstanding Options and SARs shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise expressly continued in full force and effect pursuant to the terms of the Change in Control transaction. Each Option and SAR which is assumed (or is otherwise to continue in effect) in connection with a Change in Control shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable or, in the case of a SAR, payable (if settled in shares) to the participant upon consummation of such Change in Control had the Option or SAR been exercised immediately prior to such Change in Control, provided the aggregate exercise price of an Option payable for such securities shall remain the same. Unless the Committee determines otherwise at the time of grant, the restrictions to which any shares of Restricted Stock, Performance-Based Awards and Other Stock-Based Awards granted prior to a Change in Control are subject shall lapse as if the applicable restriction period had ended upon the Change in Control. If, in connection with a Change in Control, new, additional or different shares or securities ("New Securities") are issued in exchange for Restricted Stock, non-cash Performance-Based Awards or Other Stock-Based Awards, such New Securities shall, unless the Committee determines otherwise at the time of grant, be subject to all of the conditions and restrictions applicable to the awards with respect to which such New Securities were exchanged.

     (c) Fractional Shares. In the event of any adjustment in the number of shares covered by any award pursuant to the provisions hereof, any fractional shares resulting from such adjustment will be settled in cash, and each such award will cover only the number of full shares resulting from the adjustment.

     (d) Determination of Board to be Final. All adjustments under this Section 14 shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

     15. Tax Withholding. As a condition to the exercise of any award or the delivery of any shares of Common Stock pursuant to any award or the lapse of restrictions on any award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company or its subsidiaries relating to an award: (a) the Company may deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to a grantee whether or not pursuant to the Plan, and

(b) the Company shall be entitled to require that the grantee remit cash to the Company (through payroll deduction or otherwise), in each case in an amount sufficient in the opinion of the Company to satisfy such withholding obligation. If the event giving rise to the withholding obligation involves a transfer of shares of Common Stock, then, unless the applicable award agreement provides otherwise, at the discretion of the Committee, the grantee may satisfy the withholding obligation described under this Section 15 by electing to have the Company withhold shares of Common Stock (which withholding will be at a rate not in excess of the statutory minimum rate) or by tendering previously-owned shares of Common Stock, in each case having a Fair Market Value equal to the amount of tax to be withheld (or by any other mechanism as may be required or appropriate to conform with local tax and other rules).

     16. Amendment and Termination. The Board may amend or terminate the Plan at any time, provided that no such action may adversely affect the rights of the holder of any outstanding award without his or her consent. Except as otherwise provided in Section 14, any amendment which would increase the aggregate number of shares of Common Stock which may be issued or used for reference purposes under the Plan or with respect to which awards may be granted to any employee during any calendar year or modify the class of employees eligible to receive Options under the Plan shall, to the extent required by applicable law, be subject to the approval of the Company's stockholders. The Committee may amend the terms of any agreement or certificate made or issued hereunder at any time and from time to time provided that any amendment which would adversely affect the rights of the holder may not be made without his or her consent.

     17. Term of the Plan. The Plan shall be effective on the date of its adoption by the Board, subject to the approval of the stockholders of the Company within one year from the date of adoption by the Board. The Plan will terminate on the tenth anniversary of the date of its adoption by the Board, unless sooner terminated by the Board. The rights of any person with respect to an award made under the Plan that is outstanding at the time of the termination of the Plan shall not be affected solely by reason of the termination of the Plan and shall continue in accordance with the terms of the award (as then in effect or thereafter amended) and the Plan.

     18. Miscellaneous.

     (a) Documentation of Awards. Each award made under the Plan will be evidenced by a written agreement or other written instrument the terms of which will be established by the Committee. To the extent not inconsistent with the provisions of the Plan, the written agreement or other instrument evidencing an award will govern the rights and obligations of the participant (and any person claiming through the participant) with respect to the award.

     (b) No Rights Conferred. Nothing contained herein will be deemed to give any individual any right to receive an award under the Plan or to be retained in the employ or service of the Company or its Affiliates.

     (c) Governing Law. The Plan shall be governed by the laws of the State of Delaware, without regard to its principles of conflicts of law.

     (d) Decisions and Determinations. All decisions or determinations made by the Board pursuant to the provisions hereof and, except to the extent rights or powers under the Plan are reserved specifically to the discretion of the Board, all decisions and determinations of the Committee are final, binding and conclusive.

     (e) Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     (f) Requirements of Law. The grant of awards and issuance of shares under the Plan shall be subject to compliance with all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as the Committee deems necessary or desirable.

     (g) Listing and Other Conditions. As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an award shall be conditioned upon such shares being listed on such exchange or system. If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise with respect to shares of Common Stock or awards, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

     (h) Beneficiary Designation. Each Participant under the Plan may, from time to time, designate any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

                                  COMMON STOCK

                               MEDIA METRIX, INC.
       PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, MAY 23, 2000

    The undersigned hereby appoints Tod Johnson and Thomas A. Lynch, or either of them, each with full power of substitution, as proxies, to vote all shares of the Common Stock of Media Metrix, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at The Ney Center at the offices of Young & Rubicam, 285 Madison Avenue, New York, New York on Tuesday, May 23, 2000 at 10:00 A.M., local time, and at any adjournments thereof.

    ALL SHARES OF COMMON STOCK WILL BE VOTED ON THE PROPOSALS SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AS SPECIFIED ON THIS CARD. SAID PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION AS TO THESE PROPOSALS AND ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THIS MEETING, IF NO DIRECTION IS SPECIFIED, SAID PROXIES WILL VOTE IN FAVOR OF PROPOSALS 1, 2 AND 3.

Proposal No. 1: Election of Class I Directors--Nominees are: James Mortensen, Randy Pausch

[ ] FOR                           [ ] WITHHELD

For, except vote withheld from the following nominee(s):

--------------------------------------------------------------------------------

Proposal No. 2 Approval of the adoption of the Media Metrix 2000 Employee Stock Purchase Plan

  [ ] FOR                 [ ] AGAINST                 [ ] ABSTAIN

Proposal No. 3 Approval of the adoption of the Media Metrix 2000 Equity Incentive Plan

  [ ] FOR                 [ ] AGAINST                 [ ] ABSTAIN

                    (continued and to be signed on reverse)

    PLEASE MARK, SIGN BELOW, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

    PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                           DATE
                                           -------------------------------------

                                           -------------------------------------
                                                         SIGNATURE

                                           -------------------------------------
                                                SIGNATURE (IF JOINTLY HELD)

                  THE ABOVE-SIGNED ACKNOWLEDGES RECEIPT OF THE
                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND
                    THE PROXY STATEMENT FURNISHED THEREWITH.